UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Marten Transport, Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Preliminary Copy

Dear Stockholder:

You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Marten Transport, Ltd.  The meeting will be held on Tuesday, May 3, 2005, at 4:00 p.m. local time, at The Plaza Hotel & Suites, 1202 West Clairemont Avenue, Eau Claire, Wisconsin.

We suggest you carefully read the enclosed Notice of Annual Meeting and Proxy Statement.

We hope you will attend the Annual Meeting.  Whether or not you attend, we urge you to complete, sign, date and return the enclosed proxy card in the enclosed envelope in order to have your shares represented and voted at the Annual Meeting.

Very truly yours,

Randolph L. Marten
Chairman of the Board, President and
Chief Executive Officer

March [30], 2005

Preliminary Copy

MARTEN TRANSPORT, LTD.
129 Marten Street
Mondovi, Wisconsin 54755

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 3, 2005

TO THE STOCKHOLDERS OF MARTEN TRANSPORT, LTD.:

The Annual Meeting of Stockholders of Marten Transport, Ltd. will be held on Tuesday, May 3, 2005, at 4:00 p.m. local time, at The Plaza Hotel & Suites, 1202 West Clairemont Avenue, Eau Claire, Wisconsin, for the following purposes:

1.                                       To elect five directors to serve for the next year or until their successors are elected and qualified.

2.                                       To consider and vote on a proposal to adopt Marten Transport, Ltd.’s 2005 Stock Incentive Plan.

3.                                       To consider and vote on a proposal to amend our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 23,000,000 shares to 48,000,000 shares.

4.                                       To consider and vote on a proposal to confirm the selection of KPMG LLP as our independent public accountants for 2005.

5.                                       To transact other business if properly brought before the Annual Meeting or any adjournment thereof.

Only stockholders of record as shown on the books of the Company at the close of business on March 17, 2005, will be entitled to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors

Thomas A. Letscher
Secretary

March [30], 2005

Preliminary Copy

MARTEN TRANSPORT, LTD.
129 Marten Street
Mondovi, Wisconsin 54755

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
MAY 3, 2005

INTRODUCTION

The Annual Meeting of Stockholders of Marten Transport, Ltd. will be held on May 3, 2005, at 4:00 p.m. local time, at The Plaza Hotel and Suites, 1202 West Clairemont Avenue, Eau Claire, Wisconsin.  See the Notice of Meeting for the purposes of the meeting.

A proxy card is enclosed for your use.  You are solicited on behalf of the Board of Directors to MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENVELOPE PROVIDED.  Postage is not required if mailed in the United States.  We will pay the cost of soliciting proxies, including preparing, assembling and mailing the proxies.  We will also pay the cost of forwarding such material to the beneficial owners of our common stock, par value $.01 per share.  Our directors, officers and regular employees may, for no additional compensation, solicit proxies by telephone or personal conversation.  We may reimburse brokerage firms and others for the expenses of forwarding proxy material to the beneficial owners of our common stock.

Any proxy given in accordance with this solicitation and received in time for the Annual Meeting will be voted in accordance with the instructions given in the proxy.  Any stockholder giving a proxy may revoke it at any time before its use at the Annual Meeting by giving written notice of revocation to our Secretary.  The revocation notice may be given before the Annual Meeting, or a stockholder may appear at the Annual Meeting and give written notice of revocation before use of the proxy.

We expect to mail this Proxy Statement, the proxy card and Notice of Meeting to stockholders on or about March [30], 2005.

The terms “we,” “us,” “our,” or the “Company” or similar terms refer to Marten Transport, Ltd.

VOTING OF SHARES

Only holders of common stock of record at the close of business on March 17, 2005, will be entitled to vote at the Annual Meeting.  On March 17, 2005, we had               shares of common stock outstanding.  For each share of common stock that you own of record at the close of business on March 17, 2005, you are entitled to one vote on each matter voted on at the Annual Meeting.  Holders of shares of common stock are not entitled to cumulative voting rights.

Presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of common stock on March 17, 2005 (              shares) is required for a quorum to conduct business.  In general, shares of common stock represented by a properly signed and returned proxy card will count as shares present at the Annual Meeting to determine a quorum.  This is the case regardless of whether the proxy card reflects votes withheld from the election of director nominees or abstentions (or is left blank) or reflects a “broker non-vote” on a matter.  A proxy card reflecting a broker non-vote is any that is returned by a broker on behalf of its beneficial owner customer and not voted on a particular matter, because voting instructions have not been received and the broker has no discretionary authority to vote.

Assuming a quorum is present at the Annual Meeting, any business, except for the election of directors and the approval of the amendment to our Amended and Restated Certificate of Incorporation, that may properly come before the Annual Meeting requires the approval of a majority of the shares voting in person or by proxy on that proposal.  With respect to the election of directors, the five director nominees receiving the greatest number of votes cast for the election of directors will be elected as directors.  The approval of the amendment to our Amended and Restated Certificate of Incorporation requires the affirmative vote of a majority of our total shares of common stock issued and outstanding.  You may vote for or against a proposal, or may abstain from voting on a proposal.  Shares voted as abstaining on a proposal will be treated as votes against the proposal.  You may vote for all nominees for director, or withhold authority to vote for all or certain nominees.  Votes withheld from the election of director nominees, therefore, will be excluded entirely from the vote and will have no effect.  Broker non-votes on a proposal will be treated as shares not entitled to vote on that proposal and, therefore, will not be counted as voted shares.

Shares of common stock represented by properly executed proxy cards will be voted as directed on the proxy cards.  Proxies signed by stockholders but lacking any voting instructions will be voted in favor of the election of the director nominees.  The proxies named on the proxy cards will use their judgment to vote such proxies on any other business that may properly come before the Annual Meeting.

ELECTION OF DIRECTORS

Proposal 1

Nomination

Our Bylaws provide that the Board shall have at least one member, or a different number of members as may be determined by the Board of Directors or the stockholders.  The Nominating/Corporate Governance Committee has recommended to our Board of Directors that the five persons listed below be nominated for election at the Annual Meeting, and our Board has nominated the five persons listed below.  If elected, the individuals will serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.  All of the nominees are members of the present Board of Directors, and all were elected at last year’s Annual Meeting of Stockholders.

The Board recommends a vote FOR the election of each of the nominees listed below.  The five nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast will be elected as directors.  If, before the Annual Meeting, the Board learns that any nominee will be unable to serve because of death, incapacity or other unexpected occurrence, the proxies that would have been voted for the nominee will be voted for a substitute nominee recommended by the Nominating/Corporate Governance Committee and selected by the Board.  The proxies may also, at the Board’s discretion, be voted for the remaining nominees.  The Board believes that all nominees will be able to serve at the time of the Annual Meeting.  No arrangements or understandings exist between any nominee and any other person under which such nominee was selected.

Information About Nominees

The following information has been furnished by the respective nominees for director.

Name of Nominee	Age	Principal Occupation	Director Since

Randolph L. Marten	52	Our Chairman of the Board, President and Chief Executive Officer	1980
Larry B. Hagness	55	President of Durand Builders Service, Inc., Durand, Wisconsin	1991
Thomas J. Winkel	62	Management Consultant	1994
Jerry M. Bauer	53	President of Bauer Built, Incorporated, Durand, Wisconsin	1997
Christine K. Marten	49	Flight Attendant with Northwest Airlines	1998

Other Information About Nominees

Randolph L. Marten has been a full-time employee of ours since 1974.  Mr. Marten has been a Director since October 1980, our President since June 1986, our Chairman of the Board since August 1993 and our Chief Executive Officer since January 2005.  Mr. Marten also served as our Chief Operating Officer from June 1986 until August 1998 and as a Vice President from October 1980 to June 1986.

Larry B. Hagness has been a Director since July 1991.  Mr. Hagness has been the President of Durand Builders Service, Inc., a retail lumber/home center outlet and general contractor, since 1978.  Mr. Hagness has been an officer and owner of Main Street Graphics, a commercial printing company, since 1985.

Thomas J. Winkel has been a Director since April 1994.  Since January 1994, Mr. Winkel has been a management and financial consultant and private investor.  From 1990 to 1994, Mr. Winkel was the majority owner, Chairman of the Board, Chief Executive Officer and President of Road Rescue, Inc., a manufacturer of emergency response vehicles.  Mr. Winkel is a certified public accountant, and, from 1977 to 1990, he was a partner in a national accounting firm.

Mr. Winkel has also served as a director of Featherlite, Inc., a manufacturer of specialty trailers and luxury motorcoaches, since 1994.

Jerry M. Bauer has been a Director since January 1997.  Mr. Bauer has been the President of Bauer Built, Incorporated since 1976.  Bauer Built is a distributor of new and retreaded tires and related products and services throughout the Midwest, and a distributor of petroleum products in west central Wisconsin.  Mr. Bauer has also served on the Boards of Directors of Security National Bank, Durand, Wisconsin, and Mason Shoe, Chippewa Falls, Wisconsin, since 1992 and 1999, respectively.

Christine K. Marten has been a Director since September 1998.  Ms. Marten has been a flight attendant with Northwest Airlines since 1978.  Ms. Marten and Randolph L. Marten are siblings.

Corporate Governance

Our Board of Directors adopted an Audit Committee Charter, a Compensation Committee Charter, a Nominating/Corporate Governance Committee Charter, Corporate Governance Standards, a Code of Ethics for Senior Financial Management and a Code of Ethics/Conduct that applies to all officers, directors, employees and independent contractors.  In January 2005, our Board of Directors further updated and amended our Audit Committee Charter.  We have posted all of these documents on our website at www.marten.com.  The information contained in or connected to our website is not incorporated by reference into or considered a part of this proxy statement.

Corporate Governance Standards

Our Corporate Governance Standards provide guidelines which govern the qualifications and conduct of our Board.  Our standards are consistent with the corporate governance requirements of the Sarbanes-Oxley Act of 2002, and the corporate governance listing requirements applicable to companies whose securities are listed on the Nasdaq National Market.  Our Corporate Governance Standards address, among other matters, the following:

•                                          regular meetings of our Board of Directors;

•                                          attendance by directors at annual meetings of stockholders;

•                                          conduct of Board meetings;

•                                          meetings of independent directors;

•                                          director access to executive officers and employees;

•                                          the composition, membership and selection of our Board of Directors;

•                                          the compensation and evaluation of performance of our Board of Directors and its committees;

•                                          the organization and basic function of Board committees;

•                                          the evaluation of the performance of our Chairman of the Board and President; and

•                                          stockholder communications with directors.

Code of Ethics for Senior Financial Management

Our Code of Ethics for Senior Financial Management applies to all of our executive officers, including our president and our chief financial officer, and our controller and other employees performing similar functions who have been identified by the President, and meets the requirements of the Securities and Exchange Commission.  We have posted our Code of Ethics for Senior Financial Management on our website at www.marten.com.  We intend to disclose any amendments to and any waivers from a provision of our Code of Ethics for Senior Financial Management on our website within five business days following the amendment or waiver.

Code of Ethics/Conduct

Our Code of Ethics/Conduct applies to all officers, directors, non-driver employees, driver employees and independent contractors of the Company.  The Code is intended to promote honest and ethical conduct and to provide guidance for the appropriate handling of various business situations.  The Code addresses, among other matters, legal and regulatory compliance, insider trading, confidentiality, conflicts of interest, competition and fair dealing, financial reporting and record-keeping, protection and proper use of company assets, and the reporting of illegal or unethical behavior.  Employees may anonymously report possible violations of the Code via a toll free telephone number.  Waivers of the Code for officers and directors may be made only by our Board and will be promptly disclosed if and as required by law or Nasdaq listing requirements.  We have posted our Code of Ethics/Conduct on our website at www.marten.com.

Board and Board Committees

We continue to monitor the rules and regulations of the Securities and Exchange Commission and Nasdaq to ensure that a majority of our Board remains composed of “independent” directors.  Mr. Winkel, Mr. Hagness and Mr. Bauer are all “independent” directors, as defined by current Nasdaq listing standards.  Our independent directors hold meetings, referred to as “executive sessions,” on a periodic basis and at least two times each year, at which only the independent directors are present.  We have appointed Mr. Winkel as our lead independent director to preside at executive sessions of our independent directors.

Our Board of Directors held five meetings during 2004, and each director attended all Board meetings, as well as all meetings of Committees of the Board on which they serve, except Mr. Hagness was not in attendance at one Audit Committee meeting.  The Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating/Corporate Governance Committee.  Our Board of Directors adopted a policy that all directors are expected to attend our annual meetings of stockholders, and we generally schedule a meeting of the Board on the same day as our annual meeting of stockholders in order to facilitate attendance of all directors at the annual meeting.  All directors attended last year’s annual meeting of stockholders.

Audit Committee

The Audit Committee provides assistance to the Board in satisfying its fiduciary responsibilities for our accounting, auditing, operating and reporting practices.  The committee oversees the financial reporting process, has the sole authority to appoint, compensate, retain and oversee the work of our independent auditors, reviews and pre-approves all audit services and permissible non-audit services performed by our independent auditors, establishes procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters, oversees the establishment and administration of a written code of ethics for our senior financial management, reviews and either approves or disapproves of all related party transactions and performs other related duties delegated to it by the Board.  The responsibilities and functions of the Audit Committee are further described in the Audit Committee Report beginning on page 7 of the Proxy Statement.  The Audit Committee currently consists of Mr. Winkel (Chair), Mr. Hagness and Mr. Bauer.  All of the members of the Audit Committee are “independent” as defined by current Nasdaq listing standards and the rules of the Securities and Exchange Commission.  In addition, our Board has determined that Mr. Winkel is an “audit committee financial expert” as defined by the rules and regulations of the Securities and Exchange Commission.  During 2004, the Audit Committee met seven times.

Compensation Committee

The Compensation Committee establishes the compensation philosophy and policy for our executive officers and other key employees, which includes reviewing and approving corporate goals and objectives relevant to their compensation, reviewing and evaluating their performance, monitoring the effectiveness of our benefit plans and, where appropriate, approving changes, reviewing and approving, or recommending to the full Board of Directors, executive incentive compensation plans and stock based plans, supervising and overseeing the administration of our incentive compensation and stock based programs and reviewing the compensation levels of independent directors from time to time.  The committee also serves as the disinterested administrator of our 1995 Stock Incentive Plan and will administer our 2005 Stock Incentive Plan, if approved.  The responsibilities and functions of the Compensation Committee are further described in the Compensation Committee Report beginning on page 15 of the Proxy Statement.  The Compensation Committee currently consists of Mr. Winkel (Chair), Mr. Hagness and Mr. Bauer.  All of the members of the Compensation Committee are “independent” directors, as defined by current Nasdaq listing standards.  During 2004, the Compensation Committee met three times.

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee reviews and makes recommendations to the Board regarding the size and composition of the Board, considers and recruits candidates for director nominees based upon recommendations from current outside directors, members of management, outside consultants or search firms and stockholders, recommends on an annual basis a slate of director nominees for approval by the Board and the stockholders, reviews our committee structure and membership, reviews and advises the Board regarding our corporate governance standards, advises the Board on emerging corporate governance matters, develops and recommends to the Board for its approval an annual self-evaluation process of the Board and its committees and provides suitable programs for the orientation and continuing education of directors.  The Nominating/Corporate Governance Committee currently consists of Mr. Hagness (Chair), Mr. Winkel and Mr. Bauer.  All of the members of the Nominating/Corporate Governance Committee are “independent” directors, as defined by current Nasdaq listing standards.  We established the Nominating/Corporate Governance Committee in April 2003.  The Nominating/Corporate Governance Committee took action by written consent one time during 2004, but did not meet during 2004.

In evaluating and determining whether to recommend a person as a candidate for election as a director, the Nominating/Corporate Governance Committee’s criteria reflects the requirements of the Nasdaq definitions with respect to independence and financial literacy and the following factors:  the needs of the Company with respect to the particular talents and experience of its directors; personal and professional integrity of the candidate; level of education and/or business experience; broad-based business acumen; the level of understanding of the Company’s business and the transportation industry; strategic thinking and a willingness to share ideas; and diversity of experiences, expertise and background.  The Committee will use these criteria to evaluate potential nominees and will not evaluate proposed nominees differently depending upon who has made the recommendation.

The Nominating/Corporate Governance Committee will consider proposed nominees whose names are submitted to it by stockholders; however, it does not have a formal process for that consideration.  The Nominating/Corporate Governance Committee has not adopted a formal process because it believes that its informal consideration process has been adequate because historically stockholders have not proposed any nominees.  The Nominating/Corporate Governance Committee intends to review periodically whether a more formal policy should be adopted.

Any stockholder who desires to recommend a nominee for director must submit a letter, addressed to the Chairman of the Nominating/Corporate Governance Committee, Marten Transport, Ltd., 129 Marten Street, Mondovi, Wisconsin 54755, and which is clearly identified as a “Director Nominee Recommendation.”  All recommendation letters must identify the author as a stockholder and provide a brief summary of the candidate’s qualifications, as well as contact information for both the candidate and the stockholder.  Stockholders who wish to make a recommendation for a nominee to be elected at our 2006 Annual Meeting must submit their recommendation by December 1, 2005 to assure time for meaningful consideration and evaluation of the nominees by the Nominating/Corporate Governance Committee.

Audit Committee Report

The Audit Committee of the Board of Directors is composed of three directors and acts under a written charter adopted and approved by the Board of Directors.  A copy of the Audit Committee Charter is included as Appendix A to this Proxy Statement.  All members of the Audit Committee meet the SEC and the Nasdaq Stock Market definitions of independence and financial literacy for audit committee members.  The Audit Committee will periodically review the Audit Committee Charter in light of new developments and may make additional recommendations to the Board of Directors for further revision of the Audit Committee Charter to reflect evolving best practices and changes in applicable laws and regulations.

Management is primarily responsible for the preparation, presentation and integrity of our Company’s consolidated financial statements, accounting and financial reporting processes, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Our Company’s independent auditors, KPMG LLP, are responsible for performing an independent audit of the Company’s annual consolidated financial statements in accordance with generally accepted auditing standards and the effectiveness of the Company’s internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States), and to issue their reports thereon.  KPMG also reviews our Company’s interim consolidated financial statements in accordance with Statement on Auditing Standards No. 100 (Interim Financial Information).  The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management and KPMG the audited consolidated financial statements, including Management’s Discussion and Analysis, included in our Company’s Annual Report on Form 10-K and the results of KPMG’s review of our Company’s interim consolidated financial statements.  These reviews included a discussion of:

•                                          critical accounting policies of our Company;

•                                          the reasonableness of significant financial reporting judgments made in connection with our consolidated financial statements, including the quality (and not just the acceptability) of our Company’s accounting principles;

•                                          the clarity and completeness of financial disclosures;

•                                          the adequacy of internal controls that could have a material effect on the accuracy of our Company’s consolidated financial statements and any material changes in our Company’s internal control over financial reporting;

•                                          the report of significant deficiencies and material weaknesses;

•                                          the annual management letter issued by KPMG, management’s response thereto and other material written communications between management and KPMG; and

•                                          the potential effects of regulatory and accounting initiatives on our Company’s consolidated financial statements.

In connection with its audit of our Company’s annual consolidated financial statements, the Audit Committee also discussed with KPMG other matters required to be discussed with the auditors under Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended and, with and without management present, reviewed and discussed the results of KPMG’s audit of our Company’s annual consolidated financial statements.

The Audit Committee also received from KPMG the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with KPMG its independence from management and Marten Transport, including a consideration of the compatibility of non-audit services with its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission.

AUDIT COMMITTEE

THOMAS J. WINKEL (CHAIR)
LARRY B. HAGNESS
JERRY M. BAUER

Director Compensation

We do not pay fees to directors who are our full-time employees, nor do we reimburse them for out-of-pocket expenses of attending Board or committee meetings.  We generally pay directors who are not our full-time employees a fee of $500 for each Board or committee meeting attended, and reimburse them for out-of-pocket expenses of attending meetings.  In addition to per-meeting fees and expense reimbursements, we pay each independent director an annual retainer of $15,000.  We also pay the chair of our Audit Committee an additional annual retainer of $20,000, the chair of our Compensation Committee an additional annual retainer of $5,000, and the chair of our Nominating/Corporate Governance Committee an additional annual retainer of $2,500.  No other director received any cash compensation for services as a director in 2004.

Upon their initial election to the Board, we granted to each of our current independent directors an option to purchase 15,000 shares (calculated prior to our two three-for-two stock splits in 2003) of common stock under our 1995 Stock Incentive Plan.  These options became exercisable in equal installments of one-third of the total shares under the option on the first three anniversaries of the grant date.  In addition, from 1998 through 2003, each independent director received an automatic grant of an option to purchase 3,750 shares (calculated prior to our two three-for-two stock splits in 2003) of common stock annually upon re-election to the Board by the stockholders.  We issued these options at a per share exercise price equal to the fair market value of one share of common stock on the grant date.  These options expire ten years from the grant date.  In 2004, our Board suspended the grant of stock options to independent directors.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table gives information on the beneficial ownership of our common stock as of March 1, 2005, unless otherwise indicated.  The information is given by (a) each stockholder who we know to beneficially own more than 5% of our outstanding common stock, (b) each director, (c) each named executive officer and (d) all of our directors and executive officers as a group.

	Shares of Common Stock Beneficially Owned (1)
Name and Address of Beneficial Owner	Amount		Percent of Class

Randolph L. Marten
129 Marten Street
Mondovi, WI 54755	3,421,105		23.9%
FMR Corp.	1,220,334	(3)	8.5%
82 Devonshire Street
Boston, MA 02109
Essex Investment Management Company, LLC
125 High Street, 29th FL
Boston, MA 02110	1,210,298	(4)	8.5%
Christine K. Marten
831 Jefferson Street
Mondovi, WI 54755	988,108	(2)	6.9%
Babson Capital Management LLC
One Memorial Drive
Cambridge, MA 02142	935,500	(5)	6.5%
Larry B. Hagness	58,828	(2)	*
Thomas J. Winkel	47,877	(2)	*
Jerry M. Bauer	14,204	(6)	*
Robert G. Smith	5,625	(6)	*
Timothy P. Nash	5,625	(6)	*
Darrell D. Rubel	1,750		*
All Directors and Executive Officers as a Group (11 persons)	4,627,334	(7)	31.7%

*                                         Less than 1% of the outstanding shares

(1)                                  Unless otherwise noted, the stockholders have sole voting and investment power for the shares shown.  Shares not outstanding, but considered beneficially owned because of the right of a person or member of a group to purchase them within 60 days, are treated as outstanding only when calculating the amount and percent owned by such person or group.

(2)                                  Includes shares that the stockholder may acquire under outstanding options: for Ms. Marten, 75,940 shares; for Mr. Hagness, 50,628 shares; and for Mr. Winkel, 46,190 shares.

(3)                                  On February 14, 2005, FMR Corp. reported in a Schedule 13G/A filed with the Securities and Exchange Commission that as of December 31, 2004, Fidelity Management & Research Company, or Fidelity, a wholly owned subsidiary of FMR Corp., beneficially owned 1,220,334 shares as a result of acting as investment adviser to various investment companies.  Fidelity Low-Priced Stock Fund, or the Fund, which is one of a number of investment companies managed by Fidelity, beneficially owned 1,001,434 of such shares.  The Board of Trustees of the Fund has sole voting power for all of the shares.  The Fund, FMR Corp. (through its control of Fidelity) and Edward C. Johnson III (Chairman of FMR Corp.) each has the sole power to dispose of the shares owned by the Fund.  Mr. Johnson, and various Johnson family members and trusts for their benefit, may be considered, by their stock ownership and the execution of a shareholder’s voting agreement, to form a controlling group of FMR Corp.

(4)                                  On February 20, 2004, Essex Investment Management Company, LLC reported in a Schedule 13G/A filed with the Securities and Exchange Commission that as of December 31, 2003, it beneficially owned 1,136,703 shares.  According to such Schedule 13G/A, Essex Investment Management Company, LLC has sole voting power with respect to 1,136,703 of these shares and sole dispositive power with respect to 1,210,298 of these shares.  Essex Investment Management Company, LLC is an investment company registered under the Investment Company Act of 1940.

(5)                                  On January 28, 2005, Babson Capital Management LLC reported in a Schedule 13G filed with the Securities and Exchange Commission that as of December 31, 2004, it beneficially owned 935,500 shares.  According to such Schedule 13G, Babson Capital Management LLC has sole voting power with respect to 886,150 of these shares and sole dispositive power with respect to 935,500 of these shares.  Babson Capital Management LLC is an investment adviser.

(6)                                  Consists entirely of shares that such person may acquire under outstanding options.

(7)                                  Includes a total of 278,087 shares that directors and executive officers may acquire under outstanding options.

COMPENSATION AND OTHER BENEFITS

Summary of Cash and Certain Other Compensation

The following table shows cash and non-cash compensation for each of the last three years awarded to or earned by our President and our other four most highly compensated executive officers whose salaries and bonuses exceeded $100,000 in 2004.  The executives named in this table are referred to in this proxy statement as our named executive officers.

Summary Compensation Table

	Annual Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation (1)	All Other Compensation (2)

Randolph L. Marten	2004	$350,000	$225,000	$690	$3,250
Chairman, President and	2003	350,000	175,000	276	3,000
Chief Executive Officer	2002	300,000	—	3,905	2,750

Darrell D. Rubel	2004	192,000	96,000	739	—
Executive Vice President,	2003	175,333	103,793	562	25,350
Chief Financial Officer and Treasurer	2002	142,000	—	3,905	77,927

Robert G. Smith	2004	194,231	114,626	3,200	1,942
Chief Operating Officer	2003	188,586	111,638	3,115	1,886
	2002	181,593	—	1,502	1,816

Timothy P. Nash	2004	194,231	114,626	1,241	1,942
Executive Vice President of Sales	2003	188,586	111,638	276	1,886
and Marketing	2002	181,593	—	2,353	1,816

John H. Turner (3)	2004	157,923	93,199	1,066	1,579
Vice President of Sales	2003	153,333	90,770	622	1,533
	2002	150,000	—	17,308	1,385

(1)                                  Included in compensation for this column for Mr. Smith in each year, Mr. Nash in 2004 and 2002, and for Mr. Turner in 2004 and 2003, are reimbursed personal travel expenses.  All compensation for this column for Mr. Turner in 2002 is the payment of accumulated vacation pay.  Included  in this column for each executive in 2004 and 2003 is compensation from our payment of life insurance premiums.  Included in compensation for this column for Mr. Marten and Mr. Rubel in 2002 is the value of vacations for which we paid on their behalf.

(2)                                  The compensation in this column for Mr. Rubel consists of annual deferrals of salary to a deferred compensation account plus interest on the deferred account balance.  In May 2003, the total accrued balance of the deferred compensation account, including interest on the deferred amounts, was paid to Mr. Rubel.  All other compensation in this column is our contribution under our 401(k) plan.

(3)                                  Mr. Turner resigned as Vice President of Sales effective as of February 18, 2005.

Option Grants and Exercises in 2004

No options were granted to named executive officers in 2004.  The following table provides information for 2004 regarding our named executive officers’ options to purchase shares of our common stock.

Aggregated Option Exercises in 2004 and
December 31, 2004 Option Values

	Number of Shares Acquired	Value	Number of Securities Underlying Unexercised Options at December 31, 2004 (1)		Value of Unexercised In-the-money Options at December 31, 2004 (2)
Name	on Exercise	Realized (3)	Exercisable	Unexercisable	Exercisable	Unexercisable

Randolph L. Marten	168,750	$2,134,604	—	—	$—	$—
Darrell D. Rubel	84,375	989,391	—	—	—	—
Robert G. Smith	67,500	879,559	4,500	1,125	72,810	18,203
Timothy P. Nash	—	—	4,500	1,125	72,810	18,203
John H. Turner (4)	—	—	28,125	31,500	431,471	471,094

(1)                                  The exercise price may be paid in cash or, at the Compensation Committee’s option, in shares of our common stock valued at fair market value on the exercise date.

(2)                                  Based on the closing sale price on December 31, 2004 of $22.73.

(3)                                  Based on the fair market value of our common stock on the exercise dates.

(4)                                  Mr. Turner resigned as Vice President of Sales effective as of February 18, 2005.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2004:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by security holders	500,312	$7.89	401,051
Equity compensation plans not approved by security holders	—	—	—
Total	500,312	$7.89	401,051

Change in Control Arrangements

Our stock option plan and standard form of stock option agreement provide that if we undergo or experience a change in control, then all outstanding options that have been held by an optionee for at least six months will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the optionee remains in our employ or service.  Our option plan and agreements also generally allow us to pay some or all optionees cash in an amount equal to the excess of the fair market value of the shares of common stock subject to options immediately prior to the effective date of a change in control over the aggregate exercise price per share of the options.

For purposes of our option plan and agreements, a change in control will be deemed to have occurred upon:

•                                          a sale, lease, exchange or other transfer of substantially all of our assets to a person or an entity that is not controlled by us;

•                                          the approval by our stockholders of any plan or proposal for our liquidation or dissolution;

•                                          a merger or consolidation to which we are a party if our stockholders immediately prior to such merger or consolidation own, immediately after such merger or consolidation, securities of the new entity representing less than 50% of the combined voting power of the new entity’s then outstanding securities ordinarily having the right to vote at elections of directors;

•                                          any person (other than a person who owns 20% or more of our outstanding common stock at the time the plan was adopted) becoming the owner of 50% or more of the combined voting power of our outstanding securities ordinarily having the right to vote at elections of directors; or

•                                          any other change in control of a nature that would be required to be reported pursuant to federal securities laws.

Compensation Committee Interlocks and Insider Participation

During 2004, the Compensation Committee was comprised of Thomas J. Winkel, Larry B. Hagness, and Jerry M. Bauer, with Mr. Winkel serving as Chairman.  None of the members of the Compensation Committee has ever been an officer or employee.  During 2004, no executive officer of ours served as a member of the board of directors or compensation committee of any entity that had an executive officer serving as a member of our Board of Directors or Compensation Committee.  See “Certain Transactions” for a description of transactions between us and Bauer Built, Incorporated, of which Mr. Bauer is the president and a stockholder, and between us and Durand Builders Service, Inc., of which Mr. Hagness is the president and owner.

Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors is responsible for setting and administering policies and plans governing compensation of executive officers and recommends for approval to the Board of Directors the compensation to be paid to the Chairman, President and Chief Executive Officer and other executive officers and key employees.  The Compensation Committee is composed of three directors, all of whom are independent, as defined by current Nasdaq listing standards.  The Compensation Committee operates under a written charter adopted by the Board of Directors on April 3, 2003.

Compensation Philosophy

Our overall compensation policy is designed to enable us to attract, motivate, retain and reward executive officers and other key employees who are likely to contribute to our long-term success.  Our compensation policy is designed to achieve the following objectives:

•                                          provide a “team” approach where executive officers and key employees with differing functional responsibilities work together to achieve overall strategic objectives;

•                                          create a performance-based environment with variable compensation based upon achieving annual and long-term business results;

•                                          focus management on maximizing stockholder value through stock-based compensation aligned to stockholder returns;

•                                          provide compensation opportunities depending upon our performance relative to our competitors and changes in our performance over time; and

•                                          ensure that our compensation program is competitive in the industry.

Consistent with these objectives, our executive compensation program consists of the following components:

•                                          base salary compensation;

•                                          annual incentive compensation; and

•                                          stock-based compensation.

Base Salary

Base salaries for executive officers, including our Chairman, President and Chief Executive Officer, are established at levels that are considered to be competitive with salaries for comparable positions with similar companies in our industry, as well as each executive’s experience, level of responsibility and performance.  The comparable companies selected include publicly traded long-haul truckload carriers.  Following these policies, we typically increase base salaries for executive officers modestly from year to year consistent with our general philosophy of favoring variable, performance-based compensation.  In 2004, we granted base salary increases of 3% to our executive officers, other than our Chairman, President and Chief Executive Officer and our Chief Financial Officer, who received no increases.  The Compensation Committee believes that the base salaries of its executive officers, including our Chairman, President and Chief Executive Officer, are on the moderate side of being competitive in its industry.

Incentive Compensation

Our 2004 incentive compensation program for executive officers provided for bonuses of up to 50% of annual base salary if we exceed targeted earnings per share, or EPS.  If our performance was no more than 1% above our targeted EPS, each officer would receive a bonus of 5% of annual base salary and if our performance was 110% or more of targeted EPS, each officer would receive a bonus of 50% of annual base salary.  Bonuses are prorated for performance falling between these achievement percentages.  Our EPS in 2004 was more than 110% of targeted EPS.  Accordingly, we paid each executive officer a bonus equal to 50% of his or her 2004 base salary.  In addition, each executive officer had the opportunity to earn an additional discretionary bonus of up to 10% of annual base salary.  For 2004, we paid our Chairman, President and Chief Executive Officer a discretionary bonus of $50,000 and all of our other executive officers, other than our Chief Financial Officer, a discretionary bonus equal to 9% of their 2004 base salary.

Stock Compensation

The third component of our executive compensation program consists of stock-based compensation.  We award stock options to align the interests of our executive officers and key personnel with our stockholders and to increase our long-term value.  Through deferred vesting, this component of our compensation program creates an incentive for individuals to remain with us.  We generally grant an option to purchase shares of common stock to our director-level employees and our executive officers upon their promotion to those positions.  In addition, from time to time we grant additional options to purchase shares of common stock to our executive officers and key personnel based primarily upon the individual’s actual and/or potential contribution and our financial performance.  To date, all stock options have been granted at or above fair market value.  Generally, these options vest over a period of several years.  We did not grant any stock options to executive officers in 2004.

Summary

The Compensation Committee believes that its approach to executive compensation will provide competitive base compensation, establish strong incentive to achieve our strategic objectives and align the executives’ interests with those of the stockholders.

COMPENSATION COMMITTEE

THOMAS J. WINKEL (CHAIR)
LARRY B. HAGNESS
JERRY M. BAUER

Comparative Stock Performance

The graph below compares the cumulative total stockholder return on our common stock with The Nasdaq Stock Market index and the SIC code 4213 (trucking, except local) line-of-business index for the last five years.  CoreData, Inc. prepared the line-of-business index.  The graph assumes $100 is invested in our common stock, The Nasdaq Stock Market index and the line-of-business index on January 1, 2000, with reinvestment of dividends.

Comparison of 5-Year Cumulative Total Returns
Among Marten Transport, Ltd.,
Nasdaq Market Index and SIC Code Index

ASSUMES $100 INVESTED ON JAN. 01, 2000
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 2004

CERTAIN TRANSACTIONS

We purchase fuel and obtain tires and related services from Bauer Built, Incorporated, or BBI.  Jerry M. Bauer, one of our directors, is the president and a stockholder of BBI.  We paid BBI $924,000 in 2004, $805,000 in 2003 and $721,000 in 2002 for fuel and tire services.  In addition, we paid $1.4 million in 2004, $2.3 million in 2003 and $1.5 million in 2002 to tire manufacturers for tires that we purchased from the tire manufacturers but were provided by BBI.  BBI received commissions from the tire manufacturers related to these purchases.  Other than any benefit received from his ownership interest, Mr. Bauer receives no compensation or other benefits from our business with BBI.

During 2004, we paid Durand Builders Service, Inc. $493,000 for various construction projects related to the expansion of our Mondovi facility.  Larry B. Hagness, one of our directors, is the president and owner of Durand Builders Service, Inc.  Other than any benefit received from his ownership interest, Mr. Hagness receives no compensation or other benefits from these transactions.

MW Logistics, LLC, or MWL, our 45% owned affiliate, is a third-party provider of logistics services to the transportation industry.  In 2004, 2003 and 2002, we received $22.6 million, $13.8 million and $6.3 million, respectively, of our revenue from transportation services arranged by MWL.  We have applied the provisions of FASB Interpretation No. 46, “Consolidation of Variable Interest Entities,” as revised, to our investment in MWL effective March 31, 2004.  As a result, the accounts of MWL are included in our Consolidated Balance Sheet as of December 31, 2004, and in our Consolidated Statement of Operations beginning April 1, 2004.  We accounted for our investment in MWL’s operating results using the equity method of accounting prior to April 1, 2004.

We believe that these transactions with related parties are on reasonable terms which, based upon market rates, are comparable to terms available from unaffiliated third parties.

ADOPTION OF THE MARTEN TRANSPORT, LTD.
2005 STOCK INCENTIVE PLAN

Proposal 2

Introduction

On March 8, 2005, our Board of Directors adopted the Marten Transport, Ltd. 2005 Stock Incentive Plan (the “2005 Plan”), subject to stockholder approval at the Annual Meeting.

The 2005 Plan allows us to award eligible recipients:

•                  options to purchase shares of our common stock, which may be:

•                                          “incentive options” that qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code; or

•                                          “non-statutory options” that do not qualify as incentive options.

•                  rights to receive payments in the form of shares of common stock equal to the difference between the fair market value of one or more shares of common stock and a specified exercise price (“Stock Appreciation Rights”);

•                  shares of common stock that are subject to certain forfeiture and transferability restrictions (“Restricted Stock Awards”);

•                  rights to receive shares of common stock contingent upon achievement of certain criteria specified in the 2005 Plan or other objectives during a specified period (“Performance Unit Awards”); and

•                  bonuses of unrestricted shares of common stock (“Stock Bonuses”).

Incentive Options and Non-Statutory Options are collectively referred to herein as “Options,” and Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Unit Awards and Stock Bonuses are collectively referred to herein as “Incentive Awards.”

The 2005 Plan is intended to advance our interests and the interests of our stockholders by enabling us to attract and retain qualified individuals through opportunities for equity participation, and to reward those individuals who contribute to the achievement of our economic objectives.

The 2005 Plan is also intended to replace our 1995 Stock Incentive Plan, which terminated by its terms on March 8, 2005.  Any awards issued under the 1995 Plan that remain outstanding will continue according to their terms.

The major features of the 2005 Plan are summarized below.  The summary is qualified in its entirety by reference to the full text of the 2005 Plan, a copy of which may be obtained from us.  A copy of the 2005 Plan has also been filed electronically with the Securities and Exchange Commission as an appendix to this proxy statement, and is available through the Commission’s website at http://www.sec.gov.

Summary of the 2005 Plan

General.

All of our employees and any subsidiary employees (including officers and directors who are also employees), as well as all of our non-employee directors, consultants, advisors and independent contractors, will be eligible to receive Incentive Awards under the 2005 Plan. As of March 17, 2005, there were approximately 2,780 such persons employed by or otherwise in our service who would be eligible to receive awards under the 2005 Plan.

A maximum of 2,400,000 shares of common stock are reserved for issuance under the 2005 Plan.  Under the terms of the 2005 Plan:

•                  no participant may be granted Options and Stock Appreciation Rights relating to more than 250,000 shares of common stock in the aggregate during any calendar year;

•                  no participant in the plan may be granted Incentive Awards other than Options and Stock Appreciation Rights relating to more than 125,000 shares of common stock pursuant to each type of Incentive Award during any calendar year; and

•                  no more than 2,400,000 shares of common stock may be issued pursuant to the exercise of Incentive Stock Options.

All of the foregoing share limitations are subject to adjustment for changes in our corporate structure or shares, as described below.

Shares of common stock that are issued under the 2005 Plan or that are subject to outstanding Incentive Awards reduce the number of shares remaining available under the 2005 Plan, but any shares of common stock subject to an Incentive Award that lapses, expires, is forfeited or for any reason terminates unexercised or unvested and any shares of common stock that are subject to an Incentive Award that is settled or paid in cash or any other form other than shares of common stock will automatically again become available for issuance under the 2005 Plan.

In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in our corporate structure or shares, appropriate adjustment will be made to:

•                  the number and kind of securities available for issuance under the 2005 Plan;

•                  the limits on the number of shares that may be granted to a participant within any calendar year or that may be granted as Incentive Stock Options under the 2005 Plan; and

•                  in order to prevent dilution or enlargement of the rights of participants, the number, kind and, where applicable, the exercise price of securities subject to outstanding Incentive Awards.

Administration.

The 2005 Plan will be administered by the Board or by a committee of the Board. Any such committee will consist of not less than two members of the Board, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, who are “independent” as required by Nasdaq listing standards, and who are “outside directors” within the meaning of Section 162(m) of the Code.  It is expected that the Compensation Committee of our Board of Directors will administer the 2005 Plan. The Board of Directors or the committee administering the 2005 Plan are referred to as the “Committee.” To the extent consistent with applicable Delaware corporate law and except with respect to participants subject to Section 16 of the Exchange Act or whose compensation in the fiscal year may be subject to the limits on deductible compensation pursuant to section 162(m) of the Code, the Committee may delegate its duties, power and authority under the 2005 Plan to any of our officers.

The Committee has the authority to determine all necessary or desirable provisions of Incentive Awards, including the eligible recipients who will be granted one or more Incentive Awards under the 2005 Plan, the nature and extent of the Incentive Awards to be made to each participant, the time or times when Incentive Awards will be granted, the duration of each Incentive Award, and payment or vesting restrictions and other conditions.  The Committee has the authority to pay the economic value of any Incentive Award in the form of common stock and may amend or modify the terms of outstanding Incentive Awards (except for any prohibited “re-pricing” of Options, discussed below) so long as the amended or modified terms are permitted under the 2005 Plan and any affected participant has consented to the amendment or modification.

Except in connection with certain specified changes in our corporate structure or shares, the Committee may not, without prior approval of our stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option by:

•                  amending or modifying the terms of the underwater Option to lower the exercise price;

•                  canceling the underwater Option and granting replacement Options having a lower exercise price or Restricted Stock Awards in exchange; or

•                  repurchasing the underwater Option and granting new Incentive Awards under the 2005 Plan.

An Option is to be deemed to be “underwater” at any time when the fair market value of our common stock (discussed below) is less than the Option exercise price.

Unless terminated earlier, the 2005 Plan will terminate at midnight on the day before the tenth anniversary of the date the Plan is initially approved by our stockholders.  Incentive Awards outstanding at the time the 2005 Plan is terminated may continue to be exercised, or become free of restriction, according to their terms.  The Board may suspend or terminate the 2005 Plan or any portion of the plan at any time, and may amend the 2005 Plan from time to time to conform Incentive Awards to any change in applicable laws or regulations or in any other respect that the Board may deem to be in our best interests.  However, no amendments to the 2005 Plan will be effective without stockholder approval if it is required under Section 422 of the Internal Revenue Code, Section 162(m) of the Internal Revenue Code or the rules of the Nasdaq Stock Market, or if the amendment seeks to modify the prohibitions on underwater Option re-pricing discussed above.

Termination, suspension or amendment of the 2005 Plan will not adversely affect any outstanding Incentive Award without the consent of the affected participant, except for adjustments in the event of changes in capitalization or a “change in control,” discussed below.

In general, no right or interest in any Incentive Award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or encumbrance.  However, the Committee may permit a participant to transfer all or a portion of a non-statutory stock option, other than for value, to certain family members or related family trusts, foundations or partnerships.  Any permitted transferee of a non-statutory stock option will remain subject to all the terms and conditions of the Incentive Award applicable to the participant.

Options.

The exercise price of an Option may not be less than 100% of the fair market value of a share of our common stock on the Option grant date (or 110% if the participant beneficially owns more than 10% of our outstanding stock).  Under the 2005 Plan, “fair market value” means the closing sale price of a share of our common stock on the grant date as reported on the Nasdaq National Market.  On March 1, 2005, the last reported sale price of a share of common stock on the Nasdaq National Market was $22.65.

The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee may allow exercise payments to be made, in whole or in part, by delivery of a broker exercise notice (pursuant to which a broker or dealer is irrevocably instructed to sell enough shares or loan the optionee enough money to pay the exercise price and to remit such sums to us), by tender or attestation as to ownership of shares of common stock that have been held for the period of time necessary to avoid a charge to the our earnings for financial reporting purposes and that are otherwise acceptable to the Committee, by delivery of a promissory note (on terms acceptable to the Committee and to the extent permissible under applicable law), by a “net exercise” of the Option (as further described below) or by a combination of such methods. In the case of a “net exercise” of an Option, we will not require a payment of the exercise price of the Option from the participant but will reduce the number of shares of common stock issued upon the exercise by the largest number of whole shares having a fair market value that does not exceed the aggregate exercise price for the shares exercised.  Any shares of common stock tendered or covered by an attestation will be valued at their fair market value on the exercise date.

The aggregate fair market value of shares of common stock with respect to which incentive stock options may become exercisable by a participant for the first time during any calendar year (and under all “incentive stock option” plans of the company or any subsidiary) may not exceed $100,000.  Any incentive stock options in excess of this amount will be treated as non-statutory options.

Options may be exercised in whole or in installments, as determined by the Committee, and the Committee may impose conditions or restrictions to the exercisability of an Option, including that the participant remain continuously employed by us or a subsidiary for a certain period.  Except as provided below under the heading “Effect of Termination of Employment or Other Service,” an Option may not remain exercisable after 10 years from its date of grant (or five years from its date of grant if the participant beneficially owns more than 10% of our outstanding stock).

Stock Appreciation Right

A Stock Appreciation Right is the right to receive a payment from us, in the form of shares of common stock equal to the difference between the fair market value of one or more shares of common stock and a specified exercise price of such shares.  Stock Appreciation Rights will be subject to such terms and conditions, if any, consistent with the other provisions of the 2005 Plan, as may be determined by the Committee.

The exercise price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the date of grant but may not be less than 100% of the fair market value of one share of common stock on the date of grant.  A Stock Appreciation Right will become exercisable at such time and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable after 10 years from its date of grant.

Stock Appreciation Rights may be granted alone or in addition to other Incentive Awards, or in tandem with an Option.  A Stock Appreciation Right granted in tandem with an Option shall cover the same number of shares of common stock as covered by the Option (or such lesser number as the Committee may determine), shall be exercisable at such time or times and only to the extent that the related Option is exercisable, have the same term as the Option and will have an exercise price equal to the exercise price for the Option.  Upon the exercise of a Stock Appreciation Right granted in tandem with an Option, the Option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, upon exercise of an Option having a related Stock Appreciation Right, the Stock Appreciation Right will be canceled automatically to the extent of the number of shares covered by the Option exercise.

Restricted Stock Awards.

A Restricted Stock Award is an award of common stock vesting at such times and in such installments as may be determined by the Committee and, until it vests, that is subject to restrictions on transferability and the possibility of forfeiture.  Restricted Stock Awards may be subject to any restrictions or vesting conditions that the Committee deems appropriate, including that the participant remain continuously employed by us or a subsidiary for a certain period or that the participant or us satisfy certain performance criteria.

Unless the Committee determines otherwise, any dividends (other than regular quarterly cash dividends) or distributions paid with respect to shares of common stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate.

Performance Unit Awards.

A Performance Unit Award is an award of a right to receive shares of common stock granted to a participant contingent upon achievement of performance criteria or other objectives during a specified period.  Performance Unit Awards will be subject to such terms and conditions, if any, consistent with the other provisions of the 2005 Plan, as may be determined by the Committee.

Stock Bonuses.

A Stock Bonus is an award of common stock upon the achievement of established performance goals or other measures determined by the Committee.  A Stock Bonus will be subject to such terms and conditions, consistent with the other provisions of the 2005 Plan, as may be determined by the Committee.

Qualification of Incentive Awards as “Performance-Based Compensation” Under Section 162(m)

Section 162(m) of the Code provides, with certain exceptions, that a publicly held corporation may not take a federal income tax deduction for compensation paid to a “covered employee” in excess of $1 million in a taxable year. A “covered employee” is our chief executive officer and any other officer who is among the four other most highly compensated officers employed by us at year-end.

The $1 million dollar deduction limit does not apply to compensation that meets the requirements for “performance-based compensation” under applicable Treasury Regulations. Compensation is “performance-based compensation” if, among other things:

•                  it is payable solely on account of the attainment of one or more objective performance goals that are pre-established by a compensation Committee of the board of directors that is comprised solely of two or more “outside directors;”

•                  the material terms of the compensation and the performance goals are disclosed to stockholders and approved in a separate stockholder vote before the compensation is paid; and

•                  the Committee certifies in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

At any time when the Committee is comprised solely of two or more outside directors meeting the requirements of Section 162(m), it may designate whether any Restricted Stock Awards, Performance Unit Awards or Stock Bonuses are intended to be “performance-based compensation.” Restricted Stock Awards, Performance Unit Awards or Stock Bonuses designated as “performance-based compensation” will, to the extent required by Section 162(m), be conditioned upon the achievement of one or more “Performance Criteria” set forth in the 2005 Plan, and the specific targets under such Performance Criteria will be established by the Committee within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m). Options and Stock Appreciation Rights granted under the 2005 Plan need not be conditioned upon the achievement of Performance Criteria in order to constitute “performance-based compensation.”

The Performance Criteria provided for in the 2005 Plan consist of net sales, operating income, income before income taxes, net income, net income per share (basic or diluted),

profitability as measured by return ratios (including return on assets, return on equity, return on investment and return on sales), cash flows, market share, cost reduction goals, margins (including one or more of gross, operating and net income margins), stock price, total return to stockholders, economic value added, working capital and strategic plan development and implementation. The Committee may select one criterion or multiple criteria for measuring performance, and the measurement may be based upon our, or our subsidiary or business unit performance, either absolute or by relative comparison to other companies or any other external measure of the selected criteria.

Approval of the 2005 Plan at the Annual Meeting will be deemed to include, among other things, approval of the eligibility of executive officers and other employees to participate in the 2005 Plan, the Performance Criteria upon which awards intended as “performance-based compensation” may be made, and the grant of Options and Stock Appreciation Rights pursuant to the 2005 Plan for purposes of Section 162(m).

Change in Control of the Company.

In the event a change in control occurs, then, if approved by the Committee in its sole discretion either at the time of the grant of the Incentive Award or at any time after such grant, all Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms; all outstanding Restricted Stock Awards will become immediately fully vested and non-forfeitable; and all outstanding Performance Unit Awards and Stock Bonuses will vest or continue to vest in accordance with their agreement. In addition, the Committee in its sole discretion may determine that some or all participants holding outstanding Options will receive cash in an amount equal to the excess of the fair market value of such shares immediately prior to the effective date of such change in control over the exercise price per share of the Options (or, in the event that there is no excess, that such Options will be terminated), and that some or all participants holding Performance Unit Awards will receive, with respect to some or all of the shares subject to the Performance Unit Awards, cash in an amount equal the fair market value of such shares immediately prior to the effective date of such change in control.

For purposes of the 2005 Plan a “Change in Control” generally occurs if:

•                                          all or substantially all of our assets are sold, leased, exchanged or transferred to any successor;

•                                          our stockholders approve any plan or proposal to liquidate or dissolve us;

•                                          we are a party to a merger or consolidation that results in our stockholders beneficially owning securities representing  less than 50% of the combined voting power ordinarily having the right to vote at elections of directors of the surviving corporation (regardless of any approval by the continuity directors); or

•                                          any successor, other than the company, any trustee or other fiduciary holdings securities under any employee benefit plan of the company or Randolph L. Marten or Christine K. Marten or their affiliates, becomes the beneficial owner of more than 50% of our outstanding securities ordinarily having the right to vote at elections of directors.

Effect of Termination of Employment.

If a participant ceases to be employed by (or provide services as a non-employee director to) the company and all subsidiaries, all of the participant’s Incentive Awards will terminate as set forth below (unless modified by the Committee in its discretion as described below).

Upon termination due to death or disability, all outstanding Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable for a period of one year (but in no event after the expiration date of the Option or Stock Appreciation Rights), and all other Incentive Awards that have not vested will be terminated and forfeited.

Upon termination for any reason other than death or disability (including retirement), all outstanding Options and Stock Appreciation Rights will remain exercisable to the extent exercisable as of such termination for a period of three months thereafter (but in no event after the expiration date of any such Option), and all unvested Restricted Stock Awards will be terminated and forfeited and all Performance Unit Awards and Stock Bonuses will continue to vest in the manner determined by the Committee and set forth in their award agreement. However, if a participant’s termination is due to “cause” (as defined in the 2005 Plan) all rights of the participant under the 2005 Plan and any award agreements will immediately terminate without notice of any kind.

Upon a termination of employment, the Committee may at any time, (including following the termination of employment) cause Options held by the participant to become or continue to become exercisable and Restricted Stock Awards and Performance Unit Awards then held by the participant to vest and/or continue to vest or become free of restrictions and conditions to issuance, as the case may be.  In no case, however, will any Incentive Award may remain exercisable or continue to vest for more than two years beyond the date such Incentive Award would have terminated if not for the Committee’s action or until its expiration date, whichever first occurs.

Federal Income Tax Consequences

The following description of federal income tax consequences is based on current statutes, regulations and interpretations, all of which are subject to change, possibly with retroactive effect.  The description does not include state or local income tax consequences.  In addition, the description is not intended to address specific tax consequences applicable to an individual participant who receives an Incentive Award.

Incentive Options.

There will not be any federal income tax consequences to either the participant or us as a result of the grant of an incentive option under the 2005 Plan.

A participant’s exercise of an incentive option also will not result in any federal income tax consequences to us or the participant, except that (i) an amount equal to the excess of the fair market value of the shares acquired upon exercise of the incentive option, determined at the time of exercise, over the amount paid for the shares by the participant will be includable in the participant’s alternative minimum taxable income for purposes of the alternative minimum tax, and (ii) the participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (as discussed below).  Special rules will apply if previously acquired shares of common stock are permitted to be tendered or attested to in payment of an Option exercise price.

If a participant disposes of the shares acquired upon exercise of the incentive option, the federal income tax consequences will depend upon how long the participant held the shares.  If the participant held the shares for at least two years after the date of grant and at least one year after the date of exercise (the “holding period requirements”), then the participant will recognize a long-term capital gain or loss.  The amount of the long-term capital gain or loss will be equal to the difference between (i) the amount the participant realized on disposition of the shares, and (ii) the Option price at which the participant acquired the shares.  We will not be entitled to any compensation expense deduction under these circumstances.

If the participant does not satisfy both of the above holding period requirements (a “disqualifying disposition”), then the participant will be required to report as ordinary income, in the year the participant disposes of the shares, the amount by which the lesser of (i) the fair market value of the shares at the time of exercise of the incentive option or (ii) the amount realized on the disposition of the shares, exceeds the Option price for the shares.  We will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the participant.  The remainder of the gain recognized on the disposition, if any, or any loss recognized on the disposition, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

Non-Statutory Options.

Neither the participant nor the company incurs any federal income tax consequences as a result of the grant of a non-statutory option.  Upon exercise of a non-statutory option, a participant will recognize ordinary income, subject to withholding, on the date of exercise in an amount equal to the difference between (i) the fair market value of the shares purchased, determined on the date of exercise, and (ii) the consideration paid for the shares.  The participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below).  Special rules will apply if previously acquired shares of common stock are permitted to be tendered in payment of an Option exercise price.

At the time of a subsequent sale or disposition of any shares of common stock obtained upon exercise of a non-statutory option, any gain or loss will be a capital gain or loss.  The capital gain or loss will be a long-term or short-term capital gain or loss, depending on the holding period.

In general, we will be entitled to a compensation expense deduction in connection with the exercise of a non-statutory option for any amounts includable in the taxable income of the participant as ordinary income, provided we comply with any applicable withholding requirements.

Stock Appreciation Rights.

Neither the participant nor the company incurs any federal income tax consequences as a result of the grant of a Stock Appreciation Right.  Upon the exercise of a Stock Appreciation Right, the participant will realize ordinary income in an amount equal to the cash and the fair market value of any shares of common stock received by the participant.  We will be entitled to a compensation expense deduction for any amounts included by the participant as ordinary income, or reported as taxable income of the participant by us, pursuant to applicable information reporting requirements.

Restricted Stock Awards.

With respect to shares issued pursuant to a Restricted Stock Award that are subject to a substantial risk of forfeiture, a participant may, within 30 days after the shares are transferred, file an election under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of transfer an amount equal to the fair market value of the shares received on the date of transfer (determined as if the shares were not subject to any risk of forfeiture).  We will receive a corresponding tax deduction, provided that the award is not otherwise subject to the limitations of Section 162(m).  If a Section 83(b) election is made, the participant will not recognize any additional income when the restrictions on the shares issued in connection with the stock award lapse.  At the time any such shares are sold or disposed of, any gain or loss will be treated as a long-term or short-term capital gain or loss, depending on the holding period from the date of receipt of the Restricted Stock Award.

A participant who does not make a Section 83(b) election within 30 days of the transfer of a Restricted Stock Award that is subject to a substantial risk of forfeiture will recognize ordinary income at the time of the lapse of the restrictions in an amount equal to the then fair market value of the shares.  We will receive a corresponding tax deduction, provided that the award is not otherwise subject to the limitations of Section 162(m).  At the time of a subsequent sale or disposition of any shares of common stock issued in connection with a Restricted Stock Award as to which the restrictions have lapsed, any gain or loss will be treated as a long- term or short-term capital gain or loss, depending on the holding period from the date the restrictions lapse.

Performance Unit Awards

Neither the participant nor the company incurs any federal income tax consequences as a result of the grant of a Performance Unit Award.  With respect to shares issued pursuant to a Performance Unit Award, a participant will include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received as of the date of receipt.  We will receive a corresponding tax deduction, provided that the award is not otherwise subject to the limitations of Section 162(m).  At the time of a subsequent sale or disposition of any shares of common stock issued in connection with a Performance Unit Award, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date the shares were received.

Stock Bonuses

With respect to shares issued pursuant to a Stock Bonus, a participant will include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received as of the date of receipt.  In the case of a Stock Bonus subject to restrictions and a risk of forfeiture, the “date of receipt” will be the date the restrictions lapse unless the recipient makes an election under Section 83(b) of the Code, as discussed above with regard to Restricted Stock Awards.  We will receive a corresponding tax deduction.  At the time of a subsequent sale or disposition of any shares of common stock issued in connection with a Stock Bonus, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date the shares were received.

Excise Tax on Parachute Payments.

The Internal Revenue Code imposes a 20% excise tax on the recipient of “excess parachute payments,” as defined in the Code, and denies tax deductibility to the company on excess parachute payments.  Generally, parachute payments are payments in the nature of compensation to employees of a company who are officers, stockholders, or highly-compensated individuals, which payments are contingent upon a change in ownership or effective control of the company, or in the ownership of a substantial portion of the assets of the company.  For example, acceleration of the exercisability of Options or the vesting of Restricted Stock Awards upon a change in control of the company may constitute parachute payments, and in certain cases, “excess parachute payments.”

Section 409A

The foregoing discussion of tax consequences of Incentive Awards assumes that the Incentive Award discussed are not subject to the special rules for deferred compensation contained in Section 409A of the Code.

Section 409A, as added by the American Jobs Creation Act of 2004, provides new tax rules for compensation that is deferred after December 31, 2004.  In the event an Incentive Award is a “deferred compensation arrangement” subject to Section 409A and it fails to comply, in operation or form, with the requirements of Section 409A, the affected participant would generally have immediately taxable income on the amount “deferred,” would be required to pay an additional 20% income tax on the includable income, and must pay interest on the tax that would have been paid but for the deferral.

Under the terms of the 2005 Plan, the Committee will administer the 2005 Plan in a manner that is intended to ensure that Incentive Awards are not subject to the requirements of Section 409A and any regulations or rulings issued thereunder.

Section 162(m).

As discussed above, Section 162(m) of the Code limits our ability to deduct compensation in excess of $1 million paid to our chief executive officer and any other officer who is among the four other most highly compensated officers, subject, however, to an exception for “performance-based compensation.” Assuming stockholder approval of the 2005 Plan at the Annual Meeting and our compliance with the other requirements of Section 162(m), compensation expense resulting from the exercise of Options and Stock Appreciation Rights under the 2005 Plan and the issuance of shares under Restricted Stock Awards, Performance Units Awards and Stock Bonuses contingent upon the Performance Criteria set forth in the 2005 Plan are expected to qualify as “performance-based compensation” excepted from the limit of Section 162(m). Compensation expense in connection with any other Incentive Award under the 2005 Plan will be subject to 162(m) deduction limitation.

Incentive Awards Under the 2005 Plan

As of the date of this Proxy Statement, the Committee has not approved any awards under the 2005 Plan.  Except for the limitations discussed above, neither the number of shares subject to awards nor the types of awards under the 2005 Plan to any particular eligible recipient(s) or group(s) of eligible recipients is presently determinable.

Board of Directors Recommendation

The Board of Directors recommends that the stockholders vote FOR approval of the 2005 Plan.  Incentive Awards will not be granted under the 2005 Plan if the 2005 Plan is not approved by the stockholders.

AMENDMENT TO
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Proposal 3

Introduction

On January 27, 2005, our Board of Directors approved and declared the advisability of, subject to the approval of our stockholders, an amendment to our Amended and Restated Certificate of Incorporation that increases the aggregate number of shares of common stock that we have the authority to issue from 23,000,000 shares of common stock to 48,000,000 shares.

Our Board of Directors believes that it is in our best interest to approve the amendment to our Amended and Restated Certificate of Incorporation.

Our Certificate of Incorporation presently authorizes us to issue 23,000,000 shares of common stock and 2,000,000 shares of undesignated preferred stock.  The undesignated preferred stock may be issued from time to time in one or more series with such designations, preferences, powers and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by the Board of Directors providing for the designation and creation of such series of preferred stock.  Any newly authorized shares of common stock will have voting and other rights identical to those of the currently authorized shares of common stock. Under our Certificate of Incorporation, holders of our common stock do not have preemptive rights.

If approved by our stockholders at the Annual Meeting, the amendment to our Amended and Restated Certificate of Incorporation will become effective upon the filing with the Secretary of State of the State of Delaware.  We intend to make this filing promptly after approval by our stockholders.  If our stockholders approve the proposed amendment, Article IV of our Amended and Restated Certificate of Incorporation will be amended to read as follows:

ARTICLE IV

The aggregate number of shares of stock which the Corporation shall have authority to issue is Fifty Million (50,000,000) shares, consisting of Forty-Eight Million (48,000,000) shares of common stock, $0.01 par value (the ”Common Stock”), and Two Million (2,000,000) shares of preferred stock, $0.01 par value (the “Preferred Stock”).  The Board of Directors is authorized, by resolution or resolutions thereof, to establish, out of the authorized but unissued shares of Preferred Stock, one or more series of such class, to designate each such series, and to fix the number of shares constituting such series and the rights, powers and preferences and relative participating, optional or other special rights, if any, and any qualifications, limitations or restrictions of each such series.  Without limiting the authority of the Board of Directors granted hereby, each such class or series of Preferred Stock shall have such voting powers (full or limited or no voting powers), such preferences and relative, participating, optional or other special rights, and such qualifications, limitations or restrictions as shall be stated and expressed in the resolution or resolutions providing for the issue of such series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof.  Except as provided herein, by applicable law, or in the resolution or resolutions of the Board of Directors creating any series of Preferred Stock, no holder of any series of Preferred Stock, as such, shall be entitled to any voting powers in respect thereof.  Each holder of Common Stock shall be entitled to one vote for each share held on all matters on which stockholders are generally entitled to vote.

Reasons and Effect of the Amendment

We are seeking our stockholders’ approval to amend our Amended and Restated Certificate of Incorporation to increase our authorized common stock for several reasons.  Our Board of Directors believes it is necessary to increase the number of shares of our authorized capital stock in order to provide us with the flexibility to issue common stock for a variety of business purposes which may arise and our Board deems advisable, without further action by our stockholders, unless required by law, regulation or Nasdaq rules.  These purposes could include, among other things, to declare future stock dividends or stock splits, the sale of stock to obtain additional capital or to acquire other companies, businesses or assets, for use in additional stock incentive programs, and for other bona fide purposes.  A greater flexibility for raising capital or acquiring other companies and businesses would benefit our internal growth and acquisition strategy, allow us to repay indebtedness if needed, fund stock-related employee benefits and fund other working capital and general corporate requirements.  We currently have no plans to declare a stock dividend or stock split, and have no present plans, arrangements or understandings with respect to a possible acquisition.

If the proposal to amend our Amended and Restated Certificate of Incorporation is delayed or our stockholders do not adopt it, we may find it necessary to convene a special meeting of stockholders in the event we wish to consummate a transaction in which the number of shares of common stock that would be issued in the transaction, together with all other new issuances of our common stock after the record date for the Annual Meeting, would exceed          shares.  This special meeting could potentially increase the costs of a future transaction and the additional time necessary to prepare for and hold a special meeting could serve as a disincentive for third parties otherwise interested in making an investment in, or entering into such transaction with, us.

It is not possible to state the effects of the amendment upon the rights of the holders of common stock until the Board determines the purpose for the actual issuance of common stock.  However, additional shares of common stock might be issued at times and under circumstances as to have a dilutive effect on earnings per share and on the equity ownership of the present holders of our common stock.

Potential Anti-Takeover Effect and Other Provisions

While the issuance of additional shares of our common stock may have the effect of impeding an unsolicited attempt by a person or entity to acquire control of us, our Board of Directors does not intend or view the increase in authorized common stock as an anti-takeover measure nor are we aware of any proposed or contemplated transaction of this type.  Our issuance of additional shares of common stock may, depending upon the circumstances under which the shares are issued, reduce stockholders’ equity per share, and will reduce the percentage of ownership of our common stock of existing stockholders.

Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares (such as under a stockholder rights plan, or “poison pill”) could be issued, to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control of us.  The ability of the Board of Directors to issue shares of preferred stock, with rights, powers and preferences it deems advisable, could discourage an attempt by a party to acquire control of us by tender offer or other means.  Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market  price for their  shares in a tender offer or the temporary increase in market price that such an attempt could cause.  Moreover, the issuance of shares of preferred stock to persons friendly to the Board could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.  At the present time, we are not aware of any contemplated mergers, tender offers or other plans by a third party to attempt to effect a change in control of us.

We also are subject to Section 203 of the Delaware General Corporation Law.  In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a business combination with an interested stockholder for a period of three years following the date the person became an interested stockholder, unless the business combination or the transaction in which the person became an interested stockholder is approved in a prescribed manner.  Generally, a business combination includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder.  Generally, an interested stockholder is a person who, together with affiliates and associates, owns or, in the case of affiliates or associates of the corporation owned, within three years prior to the determination of interested stockholder status, 15% or more of a corporation’s voting stock.  The existence of this provision could prevent a takeover of our company with respect to transactions not approved in advance by the Board of Directors, such as discouraging takeover attempts that might result in a premium over the market price of our common stock.

Board of Directors Recommendation

Our Board of Directors recommends that our stockholders vote FOR the approval of the proposal to amend our Amended and Restated Certificate of Incorporation.  The proposal to amend our Amended and Restated Certificate of Incorporation requires the affirmative vote of a majority of our total shares of common stock issued and outstanding, whether present in person or represented by proxy.

SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

Proposal 4

The Audit Committee of our Board has approved the engagement of KPMG LLP to audit our consolidated financial statements for the 2005 fiscal year.  KPMG LLP has been our independent public accountants since 2002.

Although not required to do so, the Board of Directors wishes to submit the selection of KPMG LLP to the stockholders for confirmation.  The Board recommends a vote FOR the confirmation of KPMG LLP as our independent public accountants for 2005.  Unless a different choice is given, proxies received by the Board will be voted FOR the confirmation of KPMG LLP.  If the selection of KPMG LLP is not confirmed, the Board of Directors will reconsider its selection.

We expect at least one representative of KPMG LLP to be present at the Annual Meeting.  Such representative(s) will have the opportunity to make a statement at the meeting if they desire to do so.  We also expect such representative(s) will be available to respond to appropriate questions.

FEES OF INDEPENDENT AUDITORS

The following table presents the aggregate fees billed or estimated to be billed for professional services rendered by KPMG LLP for the fiscal years ended December 31, 2004 and 2003.  All services rendered by KPMG LLP were permissible under applicable laws and regulations, and all services provided after May 6, 2003 were approved in advance by the Audit Committee in accordance with the rules adopted by the Securities and Exchange Commission in order to implement requirements of the Sarbanes-Oxley Act of 2002.  Our Audit Committee has adopted policies and procedures pursuant to which audit, audit-related and tax services, and all permissible non-audit services, are pre-approved, and our Audit Committee is informed of each service actually rendered that was approved through its pre-approval process.

	Aggregate Amount Billed by KPMG LLP ($)
Services Rendered	2004	2003
Audit Fees (1)	$285,000	$202,000
Audit-Related Fees (2)	29,000	8,000
Tax Fees (3)	—	15,000
All Other Fees	—	—

(1)                                  These fees consisted of the annual audit of our consolidated financial statements for the applicable year, and the reviews of our consolidated financial statements included in our Form 10-Q’s for the first, second and third quarters of the applicable year.  Also included in 2004 were fees of $175,000 for the audit of our internal control over financial reporting.  Also included in 2003 were fees of $116,000 for the review of the registration statement and proxy statement, and issuance of comfort letters related to our public stock offering in the third quarter of 2003.

(2)                                  These fees related to the audit of our 401(k) plan.  Also included in 2004 were fees of $20,000 for services relating to accounting and financial reporting matters.

(3)                                  These fees related to corporate tax advisory services.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who beneficially own more than 10% of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock.  Directors, executive officers and greater than 10% stockholders are required by SEC regulations to give us copies of all Section 16(a) reports they file.  To our knowledge, our directors, executive officers and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements, except that with respect to a sale of shares in November 2004 Mr. Hagness filed a Form 4 one day late.

PROPOSALS FOR THE NEXT ANNUAL MEETING

Stockholder proposals intended to be presented in our proxy materials for the next Annual Meeting of Stockholders must be received by December 1, 2005, and must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission.

A stockholder who wishes to make a proposal at the next Annual Meeting without including the proposal in our proxy statement must notify us by February 13, 2006.  If a stockholder fails to give notice by this date, then the persons named as proxies in the proxies we solicit for the next Annual Meeting will have discretionary authority to vote on the proposal.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders may communicate with the Board of Directors by sending correspondence, addressed to our Vice President of Finance, Marten Transport, Ltd., 129 Marten Street, Mondovi, Wisconsin 54755, with an instruction to forward the communication to a particular director.  Our Vice President of Finance will receive the correspondence and forward it to any individual director or directors to whom the communication is directed.

OTHER BUSINESS

This Proxy Statement contains all business we are aware of that will be presented at the Annual Meeting.  The person or persons voting the proxies will use their judgment to vote for proxies received by the Board for other business, if any, that may properly come before the Annual Meeting.

ANNUAL REPORT

A copy of our 2004 Annual Report on Form 10-K (excluding exhibits) has been sent with this Notice of Annual Meeting and Proxy Statement.  The Annual Report on Form 10-K describes our financial condition as of December 31, 2004.

Randolph L. Marten
Chairman of the Board, President and
Chief Executive Officer

APPENDIX A

MARTEN TRANSPORT, LTD.
AUDIT COMMITTEE CHARTER

Organization

The Audit Committee (the “Committee”) is a standing committee of the Board of Directors (the ”Board”) of Marten Transport, Ltd. (the “Company”).  This Audit Committee Charter shall govern the operations of the Committee.

Statement of Purpose and Policy

The purpose of the Committee shall be to oversee the accounting and financial reporting processes of the Company.  In doing so, it is the responsibility of the Committee to maintain free and open communication between the Committee, the independent auditors and management of the Company.  In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention, with full access to all books, records, facilities and personnel of the Company and the power to engage and determine funding for independent counsel or other advisors as the Committee deems necessary for these purposes and with respect to its other duties.  The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors and all such advisors, as well as for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Composition and Qualifications

The members of the Committee shall be appointed by the Board and shall consist of at least three independent Board directors.  Each member of the Committee shall, at the time of his or her appointment, be able to read and understand fundamental financial statements, including the Company’s balance sheet, statement of operations and cash flow statement.  In addition, at least one member of the Committee shall be an “audit committee financial expert,” as defined and required under the federal securities laws and rules and regulations of the Securities and Exchange Commission (SEC), as amended from time to time.

All Committee members shall meet the independence requirements set forth in the federal securities laws and under the rules and regulations established by the SEC and the Nasdaq Stock Market, as may be amended from time to time.

The Board shall be responsible for determining “independence” of Committee members and qualifications of a member as an “audit committee financial expert.”

The Committee shall meet a minimum of four (4) times per year, either in person or telephonically (if appropriate).  Additional meetings will be scheduled as circumstances dictate.  The Committee shall require members of management, the independent auditors and others to attend meetings and to provide pertinent information, as necessary.  As part of its job to foster open communications, the Committee shall meet in separate executive sessions during certain of its meetings with management and the independent auditors to discuss any matters that the Committee (or either of the two groups) believes should be discussed in private.

Responsibilities and Processes

In carrying out its responsibilities the Committee shall:

•                  Oversee the Company’s financial reporting process on behalf of the Board and report the results of their activities to the Board.

•                  Have sole authority to appoint, compensate, retain and oversee the work of the Company’s independent auditors. The Company’s independent auditors shall report directly to the Committee.

•                  Pre-approve all audit services and permissible non-audit services provided by the independent auditors as required under the federal securities laws and rules and regulations of the SEC, as may be amended from time to time.

•                  Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

•                  Oversee the establishment and administration (including the grant of any waiver from) of a written code of ethics applicable to each of the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

•                  Review and either approve or disapprove all related party transactions.

•                  Oversee the Company’s systems of internal control over financial reporting, disclosure controls and procedures and compliance with legal and regulatory requirements and ethical standards adopted by the Company.

The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible in order to react more effectively to changing conditions and circumstances.  The Committee shall take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices and ethical behavior.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities.  These processes are set forth as a guide, with the understanding that the Committee may supplement them as appropriate.  More specifically, the Committee shall:

•                  Discuss with the auditors their independence from management and the Company.  The Committee shall obtain and review a written statement from the auditors regarding their independence consistent with the Independence Standards Board Statement No. 1 or any successor standard, as either may be amended from time to time.

•                  Discuss with the independent auditors the overall scope and plans for their audits.  In addition, the Committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s system to monitor and manage business risk, and legal and ethical compliance programs.

•                  On a periodic basis, but not less than annually, the Committee shall discuss with the independent auditors, reports regarding:

•                  the selection of, or any changes in, the Company’s critical accounting policies, and alternative and preferred treatment of financial information under GAAP,

•                  the independent auditor’s internal quality-control procedures,

•                  any material issues raised by the most recent internal quality-control review or peer review of the independent auditor,

•                  any material issues raised by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditor,

•                  any steps taken to deal with any issues described in the two preceding clauses,

•                  all relationships between the independent auditor and the Company, and

•                  any issues regarding the Company that the independent auditor discussed with its national office.

•                  Prior to release, the Committee shall review all announcements of interim and annual financial results, as well as periodic earnings guidance to be publicly released by the Company, and discuss such announcements with management and the independent auditors. The chair or other designated representative of the Committee may represent the entire Committee for purposes of this review.

•                  Review the interim financial statements with management and the independent auditors prior to public release of quarterly results or, if quarterly results are not released, prior to the filing of the Company’s Quarterly Report on Form 10-Q.  The Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.  The chair or other designated representative of the Committee may represent the entire Committee for purposes of this review.

•                  Review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of the Form 10-K), including their judgment about the quality (not just acceptability) of critical accounting policies and practices, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.  In addition, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, including alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.  Further, the Committee shall indicate to the Board whether the Committee recommends that the audited financial statements be included in the Company’s Annual Report on Form 10-K and shall review and approve the report of the Committee required to be included in the Company’s annual proxy statement.

•                  On a periodic basis, but not less than annually, the Committee shall review and discuss with management and the independent auditors the adequacy and effectiveness of the Company’s internal control over financial reporting (including any significant deficiencies or material weaknesses and any significant changes in the Company’s internal control over financial reporting reported to the Committee by the independent auditors or management); and any special steps adopted in light of any control deficiencies and the adequacy of disclosures about the effectiveness of and any significant changes in the Company’s internal control over financial reporting.

•                  The Committee shall review disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies and material weaknesses in the design or operation of the Company’s internal control over financial reporting and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

•                  Meet separately with the independent auditors, with and without management present, to discuss any significant disagreements between management and the independent auditors in connection with the audit, and any difficulties or problems encountered during the course of the audit (including any restrictions on the scope of work or access to required information) and management’s response thereto.  The Committee has the sole authority to resolve disagreements, if any, between management and the independent auditors.

•                  In connection with each periodic report of the Company, review a report from management containing an evaluation of the effectiveness of the Company’s disclosure controls and procedures, which shall include the report of the Chief Executive Officer and Chief Financial Officer to be included in each Quarterly Report on Form 10-Q and Annual Report on Form 10-K regarding the Company’s disclosure controls and procedures, and the report of management to be included in each Annual Report on Form 10-K regarding the effectiveness of the Company’s internal control structure and procedures for financial reporting.

•                  Review and reassess the adequacy of this Charter annually and submit the Charter to the Board for its approval.

It is not the duty or the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  This is the responsibility of management and the independent auditors.

Approved by Marten Transport, Ltd.
Board of Directors

January 27, 2005

APPENDIX B

MARTEN TRANSPORT, LTD.
2005 STOCK INCENTIVE PLAN

1.                                       Purpose of Plan.

The purpose of the Marten Transport, Ltd. 2005 Stock Incentive Plan (the “Plan”) is to advance the interests of Marten Transport, Ltd. (the “Company”) and its stockholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals through opportunities for equity participation in the Company, and to reward those individuals who contribute to the achievement of the Company’ economic objectives.

2.                                       Definitions.

The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

2.1  “Board” means the Board of Directors of the Company.

2.2  “Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer or their nominee.

2.3  “Cause” means (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties, or (iv) any material breach of any confidentiality or noncompete agreement entered into with the Company or any Subsidiary.

2.4  “Change in Control” means an event described in Section 13.1 of the Plan.

2.5  “Code” means the Internal Revenue Code of 1986, as amended.

2.6  “Committee” means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

2.7  “Common Stock” means the common stock of the Company, par value $0.01 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

2.8  “Disability” means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

2.9  “Effective Date” means May 3, 2005 or such later date as the Plan is initially approved by the Company’s stockholders.

2.10  “Eligible Recipients” means all employees (including, without limitation, officers and directors who are also employees) of the Company or any Subsidiary and any non-employee directors, consultants, advisors and independent contractors of the Company or any Subsidiary.

2.11  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.12  “Fair Market Value” means, with respect to the Common Stock, as of any date: (i) (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote) the closing sale price of the Common Stock as reported on the Nasdaq National Market System or on any national exchange; or (ii) if the Common Stock is not so listed, admitted to unlisted trading privileges, or reported on any national exchange or on the Nasdaq National Market System, the closing sale price as of such date at the end of the regular trading session, as reported by the Nasdaq SmallCap Market, OTC Bulletin Board, the Bulletin Board Exchange (BBX) or the National Quotation Bureaus, Inc., or other comparable service; or (iii) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

2.13  “Incentive Award” means an Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit Award or Stock Bonus granted to an Eligible Recipient pursuant to the Plan.

2.14  “Incentive Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an “incentive stock option” within the meaning of Section 422 of the Code.

2.15  “Non-Statutory Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

2.16  “Option” means an Incentive Stock Option or a Non-Statutory Stock Option.

2.17  “Participant” means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

2.18  “Performance Criteria” means the performance criteria that may be used by the Committee in granting Incentive Awards contingent upon achievement of performance goals, consisting of net sales, operating income, income before income taxes, net income, net income per share (basic or diluted), profitability as measured by return ratios (including return on assets, return on equity, return on investment and return on sales), cash flows, market share, cost reduction goals, margins (including one or more of gross, operating and net income margins), stock price, total return to stockholders, economic value added, working capital and strategic plan development and implementation.  The Committee may select one criterion or multiple criteria for measuring performance, and the measurement may be based upon Company, Subsidiary or business unit performance, either absolute or by relative comparison to other companies or any other external measure of the selected criteria.

2.19  “Performance Unit Award” means a right granted to an Eligible Recipient pursuant to Section 9 of the Plan to receive the Fair Market Value of one or more shares of Common Stock, payable in shares of Common Stock, the payment, issuance, retention and/or vesting of which is subject to the satisfaction of specified conditions which may include achievement of Performance Criteria or other objectives.

2.20  “Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued upon the grant, exercise or vesting of such Incentive Award.

2.21  “Restricted Stock Award” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 8 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 8.

2.22  “Retirement” means normal or approved early termination of employment or service pursuant to and in accordance with the regular retirement/pension plan or practice of the Company or Subsidiary then covering the Participant, provided that if the Participant is not covered by any such plan or practice, the Participant will be deemed to be covered by the Company’s plan or practice for purposes of this determination.

2.23  “Securities Act” means the Securities Act of 1933, as amended.

2.24  “Stock Appreciation Right” means a right granted to an Eligible Recipient pursuant to Section 7 of the Plan to receive a payment from the Company in the form of shares of Common Stock, having a value equal to the difference between the Fair Market Value of one or more shares of Common Stock and a specified exercise price of such shares.

2.25  “Stock Bonus” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 10 of the Plan.

2.26  “Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

2.27  “Tax Date” means the date any tax withholding obligation arises under the Code for a Participant with respect to an Incentive Award.

3.                                       Plan Administration.

3.1  The Committee.  The Plan will be administered by the Board or by a committee of the Board.  So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, any committee administering the Plan will consist solely of two or more members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, who are “independent” as required by the listing standards of the Nasdaq Stock Market or any other national exchange that lists the Company and who are “outside directors” within the meaning of Section 162(m) of the Code. Such a committee, if established, will act by majority approval of the members (unanimous approval with respect to action by written consent), and a majority of the members of such a committee will constitute a quorum.  As used in the Plan, “Committee” will refer to the Board or to such a committee, if established.  To the extent consistent with applicable corporate law of the Company’s jurisdiction of incorporation, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act or whose compensation in the fiscal year may be subject to the limits on deductible compensation pursuant to Section 162(m) of the Code.  The Committee may exercise its duties, power and authority under the Plan in its sole and absolute discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise.  Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

3.2  Authority of the Committee.

(a)  In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following:  (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and the form of written agreement, if any, evidencing such Incentive Award; (iii) the time or times when Incentive Awards will be granted; (iv) the duration of each Incentive Award; and (v) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject.  In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both; provided, however, that the Committee will have the authority to pay the economic value of any Incentive Award in cash only if, and to the extent, the exercise of such right does not cause an Incentive Award to become subject to Section 409A of the Code.

(b)  Subject to Section 3.2(d), below, the Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner,

including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however, that the amended or modified terms are permitted by the Plan as then in effect, that such amendment does not cause an Incentive Award to become subject to Section 409A of the Code, and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification.

(c)  In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other change in corporate structure or shares; (ii) any purchase, acquisition, sale, disposition or write-down of a significant amount of assets or a significant business; (iii) any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; (iv) any uninsured catastrophic losses or extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 or in management’s discussion and analysis of financial performance appearing in the Company’s annual report to stockholders for the applicable year; or (v) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria (including Performance Criteria) of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

(d)  Notwithstanding any other provision of this Plan other than Section 4.3, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option by:  (i) amending or modifying the terms of the Option to lower the exercise price; (ii) canceling the underwater Option and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; (B) Restricted Stock Awards; or (C) Performance Unit Awards or Stock Bonuses in exchange; or (iii) repurchasing the underwater Options and granting new Incentive Awards under this Plan.  For purposes of this Section 3.2(d), an Option will be deemed to be “underwater” at any time when the Fair Market Value of the Common Stock is less than the exercise price of the Option.

(e)  Notwithstanding anything in this Plan to the contrary, the Committee will not take any action or exercise any discretion to cause an Incentive Award to become subject to the requirements of Section 409A of the Code.

4.                                       Shares Available for Issuance.

4.1  Maximum Number of Shares Available; Certain Restrictions on Awards.  Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 2,400,000.  Notwithstanding any other provision of the Plan to the contrary, (i) no Participant in the Plan may be granted Options and Stock Appreciation Rights relating to more than 250,000 shares of Common Stock in the aggregate during any calendar year, (ii) no Participant in the Plan may be granted Incentive Awards (other than Options and Stock Appreciation Rights) relating to more than 125,000 shares of Common Stock pursuant to each type of Incentive Award (other than Options and Stock Appreciation Rights) during any Calendar year, and (iii) no more than 2,400,000 shares of Common Stock may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan, with the foregoing share limits subject, in each case, to adjustment as provided in Section 4.3.  The shares available for issuance under the Plan may, at the election of the Committee, be either treasury shares or shares authorized but unissued, and, if treasury shares are used, all references in the Plan to the issuance of shares will, for corporate law purposes, be deemed to mean the transfer of shares from treasury.

4.2  Accounting for Incentive Awards.  Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan; provided, however, that shares subject to an Incentive Award that lapses, expires, is forfeited (including issued shares forfeited under a Restricted Stock Award) or for any reason is terminated unexercised or unvested or is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan.

4.3  Adjustments to Shares and Incentive Awards.  In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, (a) the number and kind of securities or other property (including cash) subject to outstanding Incentive Awards, and (b) the exercise price of outstanding Options and Stock Appreciation Rights.

5.                                       Participation.

Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries.  Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination with other Incentive Awards, as may be determined by the Committee in its sole discretion.  Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

6.                                       Options.

6.1  Grant.  An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion.  The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option.  To the extent that any Incentive Stock Option granted under the Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a Non-Statutory Stock Option.

6.2  Exercise Price.  The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant, provided that such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant (110% of the Fair Market Value of one share of Common Stock on the date of grant of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

6.3  Exercisability and Duration.  An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant (including without limitation (i) the achievement of one or more Performance Criteria; and/or that (ii) the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period; provided, however, that no Option may be exercisable after 10 years from its date of grant (five years from its date of grant in the case of an Incentive Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

6.4  Payment of Exercise Price.

(a)  The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by (i) tender of a Broker Exercise Notice; (ii) by tender, or attestation as to ownership, of Previously Acquired Shares that have been held for the period of time necessary to avoid a charge to the Company’s earnings for financial reporting purposes and that are otherwise acceptable to the Committee; (iii) to the extent permissible under applicable law, by delivery of a promissory note (on terms acceptable to the Committee in its sole discretion); (iv) by a “net exercise of the Option (as further described in paragraph (b), below);  or  (v) by a combination of such methods.

(b)  In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value that does not exceed the aggregate exercise price for the shares exercised under this method. Shares of Common Stock will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the “net exercise,” (ii) shares actually delivered to the Participant as a result of such exercise and (iii) any shares withheld for purposes of tax withholding pursuant to Section 12.1.

(c)  Previously Acquired Shares tendered or covered by an attestation as payment of an Option exercise price will be valued at their Fair Market Value on the exercise date.

6.5  Manner of Exercise.  An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its principal executive office in Mondovi, Wisconsin and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.4 of the Plan.

7.                                       Stock Appreciation Rights.

7.1  Grant.  An Eligible Recipient may be granted one or more Stock Appreciation Rights under the Plan, and such Stock Appreciation Rights will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion.  The payment of the economic value of Stock Appreciation Rights will be made to a Participant in Common Stock.

7.2  Exercise Price.  The exercise price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the date of grant but may not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant.

7.3  Exercisability and Duration.  A Stock Appreciation Right will become exercisable at such time and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable after 10 years from its date of grant.  A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.5 of the Plan.

7.4  Grants in Tandem with Options.  Stock Appreciation Rights may be granted alone or in addition to other Incentive Awards, or in tandem with an Option.  A Stock Appreciation Right may be issued in tandem with an Option only if neither the Option nor the Stock Appreciation Right is subject to the requirements of Section 409A of the Code.  A Stock Appreciation Right granted in tandem with an Option shall cover the same number of shares of Common Stock as covered by the Option (or such lesser number as the Committee may determine), shall be exercisable at such time or times and only to the extent that the related Option is exercisable, have the same term as the Option and shall have an exercise price equal to the exercise price for the Option, which shall in no event be less than the Fair Market Value of one share of Common Stock on the date of grant.  Upon the exercise of a Stock Appreciation Right granted in tandem with an Option, the Option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, upon exercise of an Option having a related Stock Appreciation Right, the Stock Appreciation Right shall be canceled automatically to the extent of the number of shares covered by the Option exercise.

8.                                       Restricted Stock Awards.

8.1  Grant.  An Eligible Recipient may be granted one or more Restricted Stock Awards under the Plan, and such Restricted Stock Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion.  The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards as it deems appropriate, including, without limitation, (i) the achievement of one or more of Performance Criteria; and/or that (ii) the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period, provided such restrictions cause the Restricted Stock Award and underlying Common Stock to not be includible in income under Section 83 of the Code by reason of the property being nontransferable and subject to a substantial risk of forfeiture within the meaning of Section 409A of the Code.

8.2  Rights as a Stockholder; Transferability.  Except as provided in Sections 8.1, 8.3, 8.4 and 14.3 of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 8 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

8.3  Dividends and Distributions.  Any dividends or distributions paid other than in the form of cash with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate.

8.4  Enforcement of Restrictions.  To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company’s transfer agent.

9.                                       Performance Unit Awards.

An Eligible Recipient may be granted one or more Performance Unit Awards under the Plan, and such Performance Unit Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion.  The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the payment, issuance, retention and/or vesting of such Performance Unit Awards as it deems appropriate, including, without limitation, (i) the achievement of one or more of Performance

Criteria; and/or that (ii) the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period; provided, however, that in all cases payment of a Performance Unit Award will be made to the Participant within two and one-half months following the end of the Participant’s tax year during which receipt of the Performance Unit Award is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code.

10.                                 Stock Bonuses.

An Eligible Recipient may be granted one or more Stock Bonuses under the Plan, and such Stock Bonuses will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee.  The Participant will have all voting, dividend, liquidation and other rights with respect to the shares of Common Stock issued to a Participant as a Stock Bonus under this Section 10 upon the Participant becoming the holder of record of such shares.  The Committee may impose such restrictions or conditions, not inconsistent with the other provisions of the Plan, to the payment, issuance, retention and/or vesting of such Stock Bonuses and/or on the assignment or transfer of shares of Common Stock issued pursuant to the Stock Bonus as it deems appropriate, including, without limitation (i) the achievement of one or more of Performance Criteria; and/or that (ii) the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period; provided, however, that in all cases payment of a Stock Bonus will be made to the Participant within two and one-half months following the end of the Participant’s tax year during which receipt of the Stock Bonus is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code.

11.                                 Effect of Termination of Employment.  The following provisions shall apply upon termination of a Participant’s employment or other service with the Company and all Subsidiaries, except to the extent that the Committee provides otherwise in an agreement evidencing an Incentive Award at the time of grant or determines otherwise pursuant to Section 11.3.

11.1  Termination of Employment Due to Death, Disability or Retirement.  In the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death, Disability or Retirement:

(a)  All outstanding Options and Stock Appreciation Rights then held by the Participant will remain exercisable to the extent exercisable as of such termination for a period of one year after such termination (but in no event after the expiration date of such Option or Stock Appreciation Right);

(b)  All outstanding Restricted Stock Awards then held by the Participant that have not vested will be terminated and forfeited; and

(c)  All outstanding Performance Unit Awards and Stock Bonuses then held by the Participant that have not vested will be terminated and forfeited.

11.2  Termination of Employment for Reasons Other than Death, Disability or Retirement. In the event a Participant’s employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ or service of the Company or another Subsidiary), all rights of the Participant under the Plan and any agreements evidencing an Incentive Award will immediately terminate without notice of any kind, and no Options or Stock Appreciation Rights then held by the Participant will thereafter be exercisable, all Restricted Stock Awards then held by the Participant that have not vested will be terminated and forfeited, and all Performance Unit Awards and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Unit Awards or Stock Bonuses; provided, however, that if such termination is due to any reason other than termination by the Company or any Subsidiary for Cause as defined in Section 2.3, all outstanding Options and Stock Appreciation Rights then held by such Participant will remain exercisable to the extent exercisable as of such termination for a period of three months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right).

11.3  Modification of Rights Upon Termination.  Notwithstanding the other provisions of this Section 11, upon a Participant’s termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), except as provided in clause (ii), below, cause Options or Stock Appreciation Rights (or any part thereof) then held by such Participant to become or continue to terminate, become exercisable, and/or remain exercisable following such termination of employment, and Restricted Stock Awards, Performance Unit Awards and Stock Bonuses then held by such Participant to terminate, vest, and/or continue to vest or become free of restrictions and conditions to issuance, as the case may be, following such termination of employment, in each case in the manner determined by the Committee; provided, however, that (i) no Incentive Award may remain exercisable or continue to vest for more than two years beyond the date such Incentive Award would have terminated if not for the provisions of this Section 11.3 but in no event beyond its expiration date; (ii) any such action adversely affecting any outstanding Incentive Award will not be effective without the consent of the affected Participant (subject to the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.3 and 13 of the Plan); and (iii) any such action does not cause any outstanding Incentive Award to become subject to the requirements of Section 409A of the Code.

11.4  Determination of Termination of Employment or Other Service.

(a)  The change in a Participant’s status from that of an employee of the Company or any Subsidiary to that of a non-employee consultant or advisor of the Company or any Subsidiary will, for purposes of the Plan, be deemed to result in a termination of such Participant’s employment with the Company and its Subsidiaries, unless the Committee otherwise determines in its sole discretion.

(b)  The change in a Participant’s status from that of a non-employee consultant or  advisor of the Company or any Subsidiary to that of an employee of the Company or any Subsidiary will not, for purposes of the Plan, be deemed to result in a termination of such Participant’s service as a non-employee consultant or advisor with the Company and its Subsidiaries, and such Participant will thereafter be deemed to be an employee of the

Company or its Subsidiaries until such Participant’s employment is terminated, in which event such Participant will be governed by the provisions of this Plan relating to termination of employment (subject to paragraph (a), above).

(c)  Unless the Committee otherwise determines in its sole discretion, a Participant’s employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records.

12.                                 Payment of Withholding Taxes.

12.1  General Rules.  The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all amounts the Company reasonably determines are legally required and necessary to satisfy any and all federal, foreign, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award; (b) withhold cash paid or payable or shares of Common Stock from the shares issued or otherwise issuable to Participant in connection with an Incentive Award, provided such action does not cause the Incentive Award to become subject to the requirements of Section 409A of the Code; or (c) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award.

12.2  Special Rules.  The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 12.1 of the Plan by electing to tender, or by attestation as to ownership of, Previously Acquired Shares that have been held for the period of time necessary to avoid a charge to the Company’s earnings for financial reporting purposes and that are otherwise acceptable to the Committee, by delivery of a Broker Exercise Notice or a combination of such methods, provided such action does not cause the Incentive Award to become subject to the requirements of Section 409A of the Code.  For purposes of satisfying a Participant’s withholding or employment-related tax obligation, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value.

13.                                 Change in Control.

13.1  A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(a)  the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company; or

(b)  the approval of stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

(c)  a merger or consolidation to which the Company is a party if the stockholders of the Company immediately prior to the effective date of such merger or consolidation have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing less than 50% of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors; or

(d)  any person, other than (i) the Company, (ii) any trustee or other fiduciary holding securities under any employee benefit plan of the Company, (iii) Randolph L. Marten or any of his affiliates, or (iv) Christine K. Marten or any of her affiliates, becomes after the effective date of the Plan the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors.

13.2  Acceleration of Vesting.  Without limiting the authority of the Committee under Sections 3.2 and 4.3 of the Plan, if a Change in Control of the Company occurs, then, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award: (a) all outstanding Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable in accordance with their terms; (b) all outstanding Restricted Stock Awards will become immediately fully vested and non-forfeitable; and (c) all outstanding Performance Unit Awards and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units Awards or Stock Bonuses.

13.3  Cash Payment.  If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, and without the consent of any Participant affected thereby, may determine that: (i) some or all Participants holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options (or, in the event that there is no excess, that such Options will be terminated); and (ii) some or all Participants holding Performance Unit Awards will receive, with respect to some or all of the shares of Common Stock subject to such Performance Unit Awards, as of the effective date of any such Change in Control of the Company, cash in an amount equal the Fair Market Value of such shares immediately prior to the effective date of such Change in Control.  Notwithstanding the foregoing provisions of this Section 13.3, the Committee may not make a cash payment if such payment would cause the Option or Performance Unit Award to become subject to the requirements of Section 409A of the Code.

13.4  Limitation on Change in Control Payments.  Notwithstanding anything in Section 13.2 or 13.3 of the Plan to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section 13.2 or the payment of cash in exchange for all or part of an Incentive Award as provided in Section 13.3 (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 13.2 or 13.3 of the Plan will be reduced to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, that such reduction shall be made only if the aggregate amount of the payments after such reduction exceeds the difference between (A) the amount of such payments absent such reduction minus (B) the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments.  Notwithstanding the foregoing sentence, if a Participant is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Sections 280G or 4999 of the Code (including, without limitation, that “payments” under such agreement or otherwise will be reduced, that the Participant will have the discretion to determine which “payments” will be reduced, that such “payments” will not be reduced or that such “payments” will be “grossed up” for tax purposes), then this Section 13.4 will not apply, and any “payments” to a Participant pursuant to Section 13.2 or 13.3 of the Plan will be treated as “payments” arising under such separate agreement.

14.                                 Rights of Eligible Recipients and Participants; Transferability.

14.1  Employment or Service.  Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

14.2  Rights as a Stockholder.  As a holder of Incentive Awards (other than Restricted Stock Awards), a Participant will have no rights as a stockholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares.  Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such Incentive Awards as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its discretion, provided such adjustment for dividends or distributions does not cause the Incentive Award to become subject to the requirements of Section 409A of the Code.

14.3  Restrictions on Transfer.

(a)  Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Incentive Award prior to the exercise (in the case of Options) or vesting or issuance (in the case of Restricted Stock Awards, Performance Unit Awards or Stock

Bonuses) of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

(b)  A Participant will be entitled to designate a beneficiary to receive an Incentive Award upon such Participant’s death, and in the event of such Participant’s death, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 11 of the Plan) may be made by, such beneficiary.  If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 11 of the Plan) may be made by, the Participant’s legal representatives, heirs and legatees.  If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under the Plan or exercise of all exercisable Options, then such payments will be made to, and the exercise of such Options may be made by, the legal representatives, heirs and legatees of the beneficiary.

(c)  Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests.  Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer.  A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including, but not limited to execution and/or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

14.4  Non-Exclusivity of the Plan.  Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

15.                                 Securities Law and Other Restrictions.

Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. which the Committee, in its sole discretion, deems necessary or advisable.  The

Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

16.                                 Performance-Based Compensation Provisions.

The Committee, when it is comprised solely of two or more outside directors meeting the requirements of Section 162(m) of the Code (“Section 162(m)”), in its sole discretion, may designate whether any Incentive Awards are intended to be “performance-based compensation” within the meaning of Section 162(m).  Any Incentive Awards so designated will, to the extent required by Section 162(m), be conditioned upon the achievement of one or more Performance Criteria, and such Performance Criteria will be established by the Committee within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m) giving due regard to the disparate treatment under Section 162(m) of Options and Stock Appreciation Rights (where compensation is determined based solely on an increase in the value of the underlying stock after the date of grant or award), as compared to other forms of compensation, including Restricted Stock Awards, Performance Unit Awards and Stock Bonuses.  The Committee shall also certify in writing that such Performance Criteria have been met prior to payment of compensation to the extent required by Section 162(m).

17.                                 Exclusion from Section 409A of the Code.

It is intended that the Plan and all Incentive Awards hereunder be issued and administered in a manner that will cause such Incentive Awards to not be treated as deferred compensation subject to the requirements of Section 409A of the Code.  The Committee is authorized to adopt rules or regulations deemed necessary or appropriate, and to take such other actions determined to be reasonably necessary, to qualify for any exception or exclusion from the requirements of Section 409A of the Code (including any transition or grandfather rules relating thereto).

18.                                 Plan Amendment, Modification and Termination.

The Board may suspend or terminate the Plan or any portion thereof at any time.  The Board may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendments to the Plan will be effective without approval of the Company’s stockholders if: (i) stockholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of the Nasdaq National Market or the rules of any other national exchange that lists the Company; or (ii) such amendment seeks to modify Section 3.2(d) hereof.  No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.3 and 13 of the Plan.

19.                                 Effective Date and Duration of the Plan.

The Plan is effective as of the Effective Date.  The Plan will terminate at midnight on the tenth (10th) anniversary of such Effective Date, and may be terminated prior to such time by Board action.  No Incentive Award will be granted after termination of the Plan.  Incentive Awards outstanding upon termination of the Plan may continue to be exercised, earned or become free of restrictions, according to their terms.

20.                                 Miscellaneous.

20.1  Governing Law.  Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which shall be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Wisconsin, notwithstanding the conflicts of laws principles of any jurisdictions.

20.2  Successors and Assigns.  The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

Preliminary Copy

Please Mark Here ☐
for Address
Change or
Comments
SEE REVERSE SIDE

1. ELECTION OF DIRECTORS:		(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name.)

FOR all nominees listed (except as marked to the contrary)	WITHHOLD all nominees listed to the right	01 RANDOLPH L. MARTEN 02 LARRY B. HAGNESS 03 THOMAS J. WINKEL 04 JERRY M. BAUER 05 CHRISTINE K. MARTEN
☐	☐

2. PROPOSAL TO ADOPT MARTEN TRANSPORT, LTD.’S 2005 STOCK INCENTIVE PLAN:
FOR	AGAINST	ABSTAIN
☐	☐	☐

3. PROPOSAL TO AMEND MARTEN TRANSPORT, LTD.’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 23,000,000 SHARES TO 48,000,000 SHARES:
FOR	AGAINST	ABSTAIN
☐	☐	☐

4. PROPOSAL TO CONFIRM THE SELECTION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005:
FOR	AGAINST	ABSTAIN
☐	☐	☐

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for all nominees named in Proposal 1 above. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:	, 2005

Signature

Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

/*\ FOLD AND DETACH HERE /*\

Marten Transport, Ltd.

This Proxy is solicited by the Board of Directors

The undersigned hereby appoints RANDOLPH L. MARTEN and DARRELL D. RUBEL, and each of them, as Proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Marten Transport, Ltd. held of record by the undersigned on March 17, 2005, at the Annual Meeting of Stockholders to be held on May 3, 2005, and at any adjournments thereof.

(Continued and to be signed on reverse side.)

Address Change/Comments (Mark the corresponding box on the reverse side)

/*\ FOLD AND DETACH HERE /*\

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